

                                                                As filed with the Securities and Exchange Commission on May 27, 2005
                                                                                         Registration No. 333-18653
                                                                                         Registration No. 811-07987

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [  ]
                                     Pre-Effective Amendment No.       [  ]
                                     Post-Effective Amendment No. 12   [X]
                                                        and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [  ]
                                     Pre-Effective Amendment No.       [  ]
                                     Post-Effective Amendment No. 15   [X]
                                         (Check appropriate box or boxes)

--------------------------------------------------------------------------------

                              DEAN FAMILY OF FUNDS
                           (Exact Name of Registrant)


                              2480 Kettering Tower
                               Dayton, Ohio 45423
              (Address of Registrant's Principal Executive Offices)
                         Telephone Number (800) 327-3656

--------------------------------------------------------------------------------

                                                             Copy to:
Freddie Jacobs                                               Chelsea C. Green, Esq.
Unified Fund Services, Inc.                                  Frost Brown Todd LLC
431 N. Pennsylvania St.                                      2200 PNC Center
Indianapolis, IN  46204                                      Cincinnati, Ohio  45202-4182
(Name and Address of Agent for Service)
                                                             Karen M. McLaughlin, Esq.
                                                             Frost Brown Todd LLC
                                                             2200 PNC Center
                                                             201 East Fifth Street
                                                             Cincinnati, Ohio 45202-4182

--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: Continuous Offering

It is proposed that this filing will become effective (check appropriate box)
        ____  immediately upon filing pursuant to paragraph (b) of rule 485
        ___   on (date) pursuant to paragraph (b) of Rule 485
        XX    60 days after filing pursuant to paragraph (a)(1) of Rule 485
        ___   on (date) pursuant to paragraph (a)(1) of Rule 485
        ___   75 days after filing pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
        ___   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                     [Logo]

                           DEAN INVESTMENT ASSOCIATES
                              DEAN FAMILY OF FUNDS


                            Prospectus & Application
                                  July 31, 2005




                              LARGE CAP VALUE FUND

                              SMALL CAP VALUE FUND

                                  BALANCED FUND

                               INTERNATIONAL FUND















These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                              DEAN FAMILY OF FUNDS
                              2480 Kettering Tower
                               Dayton, Ohio 45423


The Dean Family of Funds (the "Trust") currently offers four separate series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Fund (individually a "Fund" and collectively the "Funds").


The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

                                TABLE OF CONTENTS
                                                                            PAGE


Risk/Return Summary............................................................1
Expense Information............................................................8
Investment Objectives, Principal Investment Strategies
  and Related Risks ..........................................................11
Operation of the Funds .......................................................16
Calculation of Share Price and Public Offering Price..........................19
Buying Fund Shares  ..........................................................21
Redeeming Your Shares ........................................................29
Distribution Plans............................................................30
Other Purchase Information....................................................31
Exchange Privilege  ..........................................................32
Dividends and Distributions ..................................................33
Taxes  .......................................................................34
Financial Highlights..........................................................35
Dean Privacy Policy...........................................................44
For More Information..........................................................46
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . 888-899-8343

RISK/RETURN SUMMARY

What are the Funds' investment objectives?

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

What are the Funds' principal investment strategies?

Dean Investment Associates, LLC ("Dean Investment Associates") uses a disciplined, prudent "value" approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities that are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety. Great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

Large Cap Value Fund

The Large Cap Value Fund invests primarily in the common stocks of large companies, specifically companies that have a market capitalization of greater than $5 billion at the time of investment.

Normally, the Fund will invest at least 80% of its assets in common stocks or securities convertible into common stocks of large companies.

Small Cap Value Fund

The Small Cap Value Fund invests primarily in the common stocks of small companies, those companies with a market capitalization of $2 billion or less at the time of investment.

Normally, the Fund will invest at least 80% of its assets in common stocks or securities convertible into common stocks of small companies. However, the Fund may invest a portion of its assets in common stocks of larger companies.

The Balanced Fund

The Balanced Fund attempts to achieve growth of capital through its investments in equity securities. The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments.

The asset mix of the Fund will normally range between 40%-75% in common stocks and securities convertible into common stocks, and 25%-60% in preferred stocks, bonds and money market instruments.

International Fund

The International Fund invests primarily in the common stocks of foreign companies. Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia.

Normally, the Fund will invest at least 65% of its total assets in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies.

What are the principal risks of investing in the Funds?

Equity and fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates and Newton Capital Management Ltd. ("Newton"), the sub-advisor of the International Fund. Fixed-income securities and equities, to a lesser extent, are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all fixed-income securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, there is a risk that you may lose money by investing in the Funds.

Preferred stocks, bonds and fixed-income securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies.

Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Small Cap Value Fund will typically invest a substantial portion of its assets in small companies, which may be less liquid and more volatile than investments in larger companies.

Because the Balanced Fund intends to allocate its assets among equity securities, fixed-income securities and money market instruments, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. The degree of risk of investing in the Balanced Fund depends upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities, fixed-income securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully.

An  investment  in the Funds is not a deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

Performance Summary

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds.

The bar charts show each Fund's annual total returns for each full calendar year since inception. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown.

The accompanying tables show each Fund's average annual total return for one and five years and since its inception and compares those returns with the performance of a broad-based securities market index.

How the Funds have performed in the past, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

Large Cap Value Fund - Class A Shares

[OBJECT OMITTED]
Total Return for the Calendar Year Ended December 31
1998 - 1.40%, 1999 - -2.43%, 2000 - 8.16%, 2001 - 10.86%, 2002 - -36.98%,
2003 - 32.03%, 2004 - 14.32%

During the period shown in the bar chart, the highest return for a quarter was 24.84% during the quarter ended June 30, 2003 and the lowest return for a quarter was -24.91% during the quarter ended September 30, 2002.


The calendar year-to-date return for the Fund's Class A shares through June 30, 2005 is ______%.

Small Cap Value Fund - Class A Shares

[OBJECT OMITTED]

Total Return for the Calendar Year Ended December 31

1998 - -5.02%, 1999 - -12.39%, 2000 - 16.19%, 2001 - 20.23%, 2002 - -13.54%,
2003 - 37.49%, 2004 - 17.45%

During the period shown in the bar chart, the highest return for a quarter was 22.20% during the quarter ended June 30, 2003 and the lowest return for a quarter was -27.23% during the quarter ended September 30, 2002.


The calendar year-to-date return for the Fund's Class A shares through June 30, 2005 is ______%.


Balanced Fund - Class A Shares

[OBJECT OMITTED]
Total Return for the Calendar Year Ended December 31
1998 - 6.19%, 1999 - -5.70%, 2000 - 9.69%, 2001 - 5.94%, 2002 - -27.36%,
2003 - 28.40%, 2004 - 10.24%

During the period shown in the bar chart, the highest return for a quarter was 17.99% during the quarter ended June 30, 2003 and the lowest return for a quarter was -16.23% during the quarter ended September 30, 2002.


The calendar year-to-date return for the Fund's Class A shares through June 30, 2005 is ______%.

International Fund - Class A Shares

[OBJECT OMITTED]
Total Return for the Calendar Year Ended December 31

1998 - 20.28%, 1999 - 59.78%, 2000 -17.54%, 2001 - -20.12%, 2002 - -16.85%,
2003 - 39.38%, 2004 - 23.46%

During the period shown in the bar chart, the highest return for a quarter was 43.27% during the quarter ended December 31, 1999 and the lowest return for a quarter was -20.07% during the quarter ended September 30, 2002.


The calendar year-to-date return for the Fund's Class A shares through June 30, 2005 is ______%.


Average Annual Total Returns for
Periods Ended December 31, 2004

                                                                      One            Five             Since              Inception
                                                                      Year           Years          Inception              Date
Large Cap Value Fund - Class A
             Return Before Taxes                                     8.28%           1.57%            2.36%            May 28, 1997
             Return After Taxes on Distributions                     8.28%           0.68%            1.60%
             Return After Taxes on Distributions
                          and Sale of Fund Shares                    5.38%           0.89%            1.62%
Russell 1000 Index(1)                                                11.40%         -1.76%            6.75%
Russell 1000 Value Index(1)                                          16.49%          5.27%            9.09%

Large Cap Value Fund - Class C
             Return Before Taxes                                     12.35%          1.45%            1.06%          August 19, 1997
             Return After Taxes on Distributions                     12.35%          0.61%            0.36%
             Return After Taxes on Distributions
                          and Sale of Fund Shares                    6.60%           0.83%            0.54%
Russell 1000 Index(1)                                                11.40%         -1.76%            5.59%
Russell 1000 Value Index(1)                                          16.49%          5.27%            7.87%

                                                                      One            Five             Since              Inception
                                                                      Year           Years           Inception             Date
Small Cap Value Fund - Class A
             Return Before Taxes                                     11.32%         12.95%            8.34%            May 28, 1997
             Return After Taxes on Distributions                     7.66%          12.17%            7.20%
             Return After Taxes on Distributions
                          and Sale of Fund Shares                    9.21%          11.08%            6.68%
Russell 2000 Index(2)                                                18.33%          6.61%            8.81%
Russell 2000 Value Index(2)                                          22.25%         17.23%           12.70%

Small Cap Value Fund - Class C
             Return Before Taxes                                     15.37%         13.65%            7.38%           August 1, 1997
             Return After Taxes on Distributions                     11.42%         12.87%            6.24%
             Return After Taxes on Distributions
                          and Sale of Fund Shares                    10.52%         11.73%            5.83%
Russell 2000 Index(2)                                                18.33%          6.61%            7.65%
Russell 2000 Value Index(2)                                          22.25%         17.23%           11.55%

Balanced Fund - Class A
             Return Before Taxes                                     4.50%           2.50%            2.90%            May 28, 1997
             Return After Taxes on Distributions                     4.42%           1.29%            1.69%
             Return After Taxes on Distributions
                          and Sale of Fund Shares                    2.92%           1.44%            1.76%
Russell 1000 Index(1)                                                11.40%         -1.76%            6.75%
Russell 1000 Value Index(1)                                          16.49%          5.27%            9.09%
Lehman Brothers Intermediate
    Government/Corporate Bond Index(3)                               3.04%           7.21%            6.92%

Balanced Fund - Class C
             Return Before Taxes                                     8.52%           2.71%            1.88%           August 1, 1997
             Return After Taxes on Distributions                     8.52%           1.46%            0.72%
             Return After Taxes on Distributions
                          and Sale of Fund Shares                    4.13%           1.65%            0.96%
Russell 1000 Index(1)                                                11.40%         -1.76%            5.28%
Russell 1000 Value Index(1)                                          16.49%          5.27%            7.64%
Lehman Brothers Intermediate
   Government/Corporate Bond Index(3)                                3.04%           7.21%            6.40%




                                                                      One            Five             Since              Inception
                                                                      Year           Years          Inception              Date
International Fund - Class A
             Return Before Taxes                                     16.94%         -2.00 %           8.20%         October 13, 1997
             Return After Taxes on Distributions                     16.36%         -4.33%            6.17%
             Return After Taxes on Distributions
                          and Sale of Fund Shares                    11.01%         -3.08%            5.91%
Morgan Stanley Europe, Australia
                 and Far East Index(4)                               20.76%         -1.21%            3.55%
International
Fund - Class C
             Return Before Taxes                                     22.19%         -1.53%            8.58%         November 6, 1997
             Return After Taxes on Distributions                     21.92%         -3.75%            6.62%
             Return After Taxes on Distributions
                          and Sale of Fund Shares                    12.93%         -2.62%            6.29%
Morgan Stanley Europe, Australia
   and Far East Index(4)                                             20.76%         -1.21%            4.58%


(1) The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by total market capitalization representing approximately 98% of the U.S. publicly-traded equity market.) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The returns of the Russell 1000 Index and the Russell 1000 Value Index do not reflect deductions for fees, expenses or taxes.

(2) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The returns of the Russell 2000 Index do not reflect deductions for fees, expenses or taxes.

(3) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of intermediate term bonds. The returns of the Lehman Brothers Intermediate Government/Corporate Bond Index do not reflect deductions for fees, expenses or taxes.

(4) The Morgan Stanley Europe, Australia and Far East Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East. The returns of the Morgan Stanley Europe, Australia and Far East Index do not reflect deductions for fees, expenses or taxes.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

EXPENSE INFORMATION

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                            Class A      Class C
                                                            Shares       Shares

Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of the offering price)                   5.25%       None
Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the offering price
    at the time                                                None*      1.00%
of purchase or the redemption price)
Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                                      None       None
Exchange Fee                                                   None       None
Redemption Fee                                                 None**     None**


*There is no front-end sales load on purchases of $500,000 or more of Fund shares or on purchases of Fund shares by a qualified retirement plan with more than 100 participants, but the Funds may impose a contingent deferred sales load of up to 1.00% when these shares are redeemed within 12 months of purchase and 2480 Securities LLC (the "Underwriter") has paid a commission to a participating unaffiliated dealer. See "Choosing a Share Class".


**A wire transfer fee is charged in the case of redemptions made by wire.

Annual Fund Operating Expenses as of March 31, 2005
(expenses that are deducted from Fund assets)



                                            Large Cap                      Small Cap
                                            Value Fund                     Value Fund
                              --------------------------------   -----------------------------
                                    Class A         Class C         Class A         Class C
                                     Shares          Shares          Shares          Shares
Management Fees                       1.00%           1.00%           1.00%           1.00%
Distribution and Service              0.00%           0.00%           0.00%           0.00%
   (12b-1) Fees(A)
Other Expenses                        1.75%           1.86%           1.23%           1.37%
Total Annual Fund                     2.75%           2.86%           2.23%           2.37%
   Operating Expenses
Fee Waiver and Expense              (0.90%)         (0.26%)         (0.38%)         (0.01%)
   Reimbursement(B)
Net Expenses(B)                       1.85%           2.60%           1.85%           2.36%


                                            Balanced                    International
                                           Fund                              Fund
                              --------------------------------   -----------------------------
                                    Class A           Class C          Class A        Class C
                                     Shares            Shares           Shares         Shares
Management Fees                       1.00%             1.00%            1.25%          1.25%
Distribution and Service              0.00%             0.00%            0.00%          0.00%
   (12b-1) Fees(A)
Other Expenses                        1.73%             1.83%            1.66%          1.84%
Total Annual Fund                     2.73%             2.83%            2.91%          3.09%
   Operating Expenses
Fee Waiver and Expense              (0.88%)           (0.23%)          (0.81%)        (0.24%)
   Reimbursement(B)
Net Expenses(B)                       1.85%             2.60%            2.10%          2.85%


(A)Each Fund may incur distribution and service (12b-1) fees of up to .25% per year of its average daily net assets allocable to Class A shares and distribution and service (12b-1) fees of up to 1.00% per year of its average daily net assets allocable to Class C shares. The Board of Trustees of the Trust has determined that neither the Class A shares nor the Class C shares of any Fund will incur any distribution and service (12b-1) fees during the fiscal year ending March 31, 2006. All distribution and service expenses during the fiscal year ending March 31, 2006 will be paid by Dean Investment Associates.

(B)Pursuant to a written contract, Dean Investment Associates has agreed to waive a portion of its advisory fee and/or reimburse certain expenses of each Fund in order to limit "Total Annual Fund Operating Expenses" to 1.85% for Class A shares and 2.60% for Class C shares of the Large Cap Value Fund, the Small Cap

Value Fund and the Balanced Fund and 2.10% for Class A shares and 2.85% for Class C shares of the International Fund. Dean Investment Associates has agreed to maintain these expense limitations through March 31, 2006.

Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.


The cost of investing in each Fund for 1 year is based on the "Net Expenses" described in the table, which reflect fee waivers for the Funds during the fiscal year ended March 31, 2005. The cost of investing in each Fund for 3, 5 and 10 years is based on the Total Annual Fund Operating Expenses described in the table, which do not reflect any fee waivers.


The Example assumes that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     Large Cap          Small Cap       Balanced   International
                     Value Fund         Value Fund         Fund        Fund

                  Class A  Class C  Class A  Class C Class A Class C    Class A  Class C
                  Shares    Shares  Shares    Shares Shares   Shares    Shares    Shares


1  Year           $703     $366       $703    $342     $703    $366      $727     $390
3  Years          $1,253   $861     $1,151    $761   $1,249    $855    $1,306     $931
5  Years          $1,827   $1,486   $1,624  $1,286   $1,820  $1,474    $1,910   $1,600
10 Years          $3,381   $3,167   $2,927  $2,724   $3,364  $3,140    $3,534   $3,385


You would pay the following expenses if you did not redeem your shares:

                     Large Cap          Small Cap       Balanced   International
                     Value Fund         Value Fund        Fund         Fund

                  Class A  Class C  Class A  Class C Class A  Class C  Class A  Class C
                  Shares    Shares  Shares   Shares  Shares   Shares   Shares   Shares

1  Year           $703     $263     $703    $239     $703    $263      $727     $288
3  Years          $1,253   $861     $1,151  $739     $1,249  $855      $1,306   $931
5  Years          $1,827   $1,486   $1,624  $1,265   $1,820  $1,474    $1,910   $1,600
10 Years          $3,381   $3,167   $2,927  $2,705   $3,364  $3,140    $3,534   $3,385




INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Large Cap Value Fund and Small Cap Value Fund

Investment Objectives

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

Principal Investment Techniques and Strategies

Known primarily for its balanced approach to managing money, Dean Investment Associates strives to generate superior risk-adjusted returns over full market cycles. Dean Investment Associates has over 25 years experience in managing equities via the "value" approach. The "value" approach is a disciplined, prudent approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities that are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety. Great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

Normally, at least 80% of the Large Cap Value Fund's assets will be invested in common stocks of large companies or securities convertible into common stocks of large companies (such as convertible bonds, convertible preferred stocks and warrants). Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A "large company" is one that has a market capitalization of greater than $5 billion at the time of investment. Assets means net assets, plus the amount of any borrowings for investment purposes.

Normally, the Small Cap Value Fund will invest at least 80% of its assets in common stocks of small companies or securities convertible into common stocks of small companies (such as convertible bonds, convertible preferred stocks and warrants). Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A "small company" is one that has a market capitalization of $2 billion or less at the time of investment. However, the Fund may invest a portion of its assets in common stocks of larger companies. Assets means net assets, plus the amount of any borrowings for investment purposes.

Balanced Fund

Investment Objective

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

Principal Investment Techniques and Strategies

Normally, the asset mix of the Balanced Fund will range between 40%-75% in common stocks and securities convertible into common stocks, and 25%-60% in preferred stocks, bonds and money market instruments. Moderate shifts between asset classes are made in an attempt to maximize returns or reduce risk.

The Fund attempts to achieve growth of capital through its investments in equity securities. The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks (such as convertible preferred stocks, convertible debt securities or warrants) of domestic issuers. The equity selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The fixed-income securities that the Fund may purchase include U.S. Government obligations and corporate debt securities (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stocks of domestic issuers. Corporate debt securities and preferred stock purchased by the Fund will be rated at the time of purchase in the four highest grades (Aaa, Aa, A or Baa) assigned by Moody's Investors Service, Inc. ("Moody's") or the four highest grades (AAA, AA, A or BBB) assigned by Standard & Poor's Ratings Group ("S&P") or will be determined by Dean Investment Associates to be of comparable quality if unrated.

The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments. The money market instruments that the Fund may purchase consist of short-term (i.e., maturing in one year or less from the date of purchase) dollar-denominated debt obligations which (1) are U.S. Government obligations,
(2) are issued by domestic banks, or (3) are issued by domestic corporations. Debt obligations issued by domestic banks or corporations and purchased by the Fund will be rated at least Prime-2 by Moody's or A-2 by S&P, will have an outstanding issue of debt securities rated at least A by Moody's or S&P, or will be of comparable quality in the opinion of Dean Investment Associates. Money market instruments also include repurchase agreements collateralized by U.S. Government obligations and shares of money market funds.

International Fund

Investment Objective

The International Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

Principal Investment Techniques and Strategies

Normally, at least 65% of the Fund's total assets will be invested in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies (such as convertible bonds, convertible preferred stocks and warrants). Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Under normal market conditions, investments will be made in a minimum of three countries other than the United States. A maximum of 35% of the Fund's total assets may be invested in American Depository Receipts at Newton's discretion.

Dean Investment Associates has retained Newton to manage the investments of the International Fund. Newton's approach to investing is described as active stock and bond selection within a global framework. Newton's philosophy is based on a firm belief that no company, market or economy can be considered in isolation; each must be understood within a global context. One of Newton's key strengths is its ability, through its global industry analysts, to conduct fundamental research across markets and not simply within the narrow confines of geographic borders. Newton's strategy group, providing an economic and strategic backdrop to the stock selection process, attempts to encapsulate major trends and themes which act as a stimulus to the investment process, highlighting areas of opportunity. The industry analysts, stimulated by the strategic and thematic debate, look across their global sector to identify good quality companies on attractive valuations. Interaction between the global industry analysts, regional specialists (who bring in a regional and local perspective) and global fund managers is fostered through Newton's flat structure, single office location and multidisciplinary nature of the team - a structure that encourages creative thinking, fluid communication and swift implementation of ideas without the impediment of distance or different time zones. Newton's strong team-based investment process underpins all investment decisions. This highly disciplined process has proven to be effective over different market conditions and time and has led to consistently strong performance for Newton's clients.


Thus, Newton's approach seeks to identify attractively priced companies that possess a sustainable competitive advantage and, in order to do this, Newton searches for two criteria that it believes are paramount:

         Quality: In Newton's opinion, quality of management, earnings and balance sheet is present.

         Price:     In Newton's opinion, the current share price undervalues the company's future prospects.

Newton's global strategic framework allows its fund mangers to construct portfolios drawing on the house themes, expected trends, views on individual markets and the best ideas from research. The underlying themes assist the fund managers in reaching a view as to which stocks they wish to over/underweight in order to achieve significant outperformance in the long term.


Investment Techniques and Strategies Applicable to All Funds

Preferred Stocks and Bonds. Each Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or are determined by its investment advisor to be of comparable quality if unrated. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates or Newton, as applicable, will consider such an event in its determination of whether a Fund should continue to hold such security.

Foreign Securities. Each Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments for the Large Cap Value Fund, the Small Cap Value Fund, or the Balanced Fund, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests.

Real Estate Securities. The Funds may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests in real estate or readily marketable securities issued by companies that invest in real estate or interests in real estate. The Funds may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will invest in commercial paper only if it is rated within the 2 top ratings of either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2), or which, in the opinion of the investment adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding 7 days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the investment adviser, such note is liquid.


Temporary Defensive Position. When Dean Investment Associates, or with respect to the International Fund, Newton, believes substantial price risks exist for securities in which a Fund normally invests because of uncertainties in the investment outlook or believes it is otherwise warranted, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market funds or repurchase agreements collateralized by U.S. Government obligations. When and to the extent a Fund assumes such a temporary defensive position, it may not be able to pursue or achieve its investment objective.


Principal Investment Risks Applicable to All Funds

Market Risk and Interest Rate Risk. Investments in fixed-income and equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates and Newton. Fixed-income securities, and equity securities to a lesser extent, are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of each Fund will fluctuate.

Preferred Stocks and Bonds. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances that have a negative impact on the issuer are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Foreign Securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in foreign courts. Depository receipts that are not sponsored by the issuer may be less liquid. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Principal Investment Risks Applicable to the Small Cap Value Fund

Small Companies. The Small Cap Value Fund may invest a significant portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Principal Investment Risks Applicable to the Balanced Fund

Balanced Investment Strategy. Because the Balanced Fund intends to allocate its assets among equity securities and fixed-income securities, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. Likewise, because a portion of the Fund's portfolio will normally consist of fixed-income securities, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. It should be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than money market instruments.

Investors should be aware that the investment results of the Balanced Fund depend upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities and fixed-income securities. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. There can be no assurance that Dean Investment Associates will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant stock market advance or if a major portion of its assets were invested in stocks during a major decline.

Principal Investment Risks Applicable to the International Fund

Foreign Currencies. The International Fund may hold investments that are denominated in a currency other than the U.S. dollar. These investments are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The International Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts, forward foreign currency exchange contracts, options thereon, or any combination thereof, but there can be no assurance that such strategies will be effective.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The International Fund presently intends to limit its investments in emerging market countries to no more than 10% of its net assets. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund will not invest in emerging market countries.


Disclosure of Portfolio Holdings.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available (1) in the Funds' Statement of Additional Information; and (2) on the Funds' website.

OPERATION OF THE FUNDS

The Funds are diversified series of the Dean Family of Funds, an open-end management investment company organized as an Ohio business trust on December

18, 1996. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services for the Funds.

The Funds retain Dean Investment Associates, LLC, 2480 Kettering Tower, Dayton, Ohio 45423 to manage the Funds' investments. Dean Investment Associates, which succeeded to the investment management business of C.H. Dean & Associates, Inc. ("C.H. Dean") in a reorganization of C.H. Dean's corporate structure, is an independent investment counsel firm. Dean Investment Associates, together with C.H. Dean, has been advising individual, institutional and corporate clients since 1972. The firm manages approximately $540 million for clients worldwide. Currently, Dean Investment Associates has 34 employees, which include five Chartered Financial Analysts (CFA) and two Certified Public Accountants (CPA).

The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pays Dean Investment Associates a fee for its services computed and accrued daily and paid monthly at the annual rate of 1.00% of each Fund's average daily net assets. The International Fund pays Dean Investment Associates a fee for its services computed and accrued daily and paid monthly at the annual rate of 1.25% of each Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the continuance of the investment advisory agreement between the Trust and Dean Investment Associates is included in the Trust's Annual Report to Shareholders for the year ended March 31, 2005.

Dean Investment Associates' investment professionals are organized into investment management teams dedicated to specific asset classes. Information about the members of the investment management teams that manage the Large Cap Value, Small Cap Value and Balanced Funds is included in the tables below. The Statement of Additional Information ("SAI") for the Trust provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund and Balanced Fund
---------------------------------------- ------------ ----------------------------------------------------------------
Investment Professional                  Since        Experience
---------------------------------------- ------------ ----------------------------------------------------------------
Daniel B. Campbell, II                   2003         Portfolio Manager with Dean Investment Associates since 2003.
                                                      In 2002 he came to Dean Investment Associates as a member of the Dean Investment Associates' research team. Prior to 2002 he served as Director of Research and Senior Equity Analyst at
                                                      Palley Needelman Asset Management.
---------------------------------------- ------------ ----------------------------------------------------------------

---------------------------------------- ------------ ----------------------------------------------------------------
Kelly R. Ko                              2004         Portfolio Manager with Dean Investment Associates since 2004.
                                                      Prior to 2004 he served as Director of Research/Senior
                                                      Portfolio Manager at Harrington Capital Advisors. He has also served as a portfolio manager of the Cutler Value Fund and with Nicholas Applegate Capital Management.
---------------------------------------- ------------ ----------------------------------------------------------------

---------------------------------------- ------------ ----------------------------------------------------------------
Philip J. Muldoon, III                   2003         Senior Equity Analyst with Dean Investment Associates since


                                                      2001. Prior to 2001 he served as Managing Director, Equity
                                                      Research at McDonald Investments, Inc.
---------------------------------------- ------------ ----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund and Balanced Fund
---------------------------------------- ------------ ----------------------------------------------------------------
Investment Professional                  Since        Experience
---------------------------------------- ------------ ----------------------------------------------------------------
Paul E. Macuski                          2003         Securities Analyst with Dean Investment Associates since 1999.
                                                      Prior to 1999 he was a research analyst with Westminster
                                                      Financial Advisory and also worked in the operations
                                                      department of Dean Investment Associates.
---------------------------------------- ------------ ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                Small Cap Value Fund
---------------------------------------- ------------ ----------------------------------------------------------------
Investment Professional                  Since        Experience
---------------------------------------- ------------ ----------------------------------------------------------------
John Appleby                             2002         Portfolio Manager with Dean Investment Associates since 2002.
                                                      Prior to 2002 he was Senior Portfolio Manager for City
                                                      National Investment Advisors and Senior Portfolio Manager for
                                                      Palley Needelman Asset Management.
---------------------------------------- ------------ ----------------------------------------------------------------

---------------------------------------- ------------ ----------------------------------------------------------------
Kelly R. Ko                              2004         Portfolio Manager with Dean Investment Associates since 2004.
                                                      Prior to 2004 he served as Director of Research/Senior
                                                      Portfolio Manager at Harrington Capital Advisors. He has also served as a portfolio manager of the Cutler Value Fund and with Nicholas Applegate Capital Management.
---------------------------------------- ------------ ----------------------------------------------------------------

---------------------------------------- ------------ ----------------------------------------------------------------
Matthew C. Feldman                       2003         Securities Analyst with Dean Investment Associates since 2002.
                                                      He came to Dean Investment Associates in 2001.
---------------------------------------- ------------ ----------------------------------------------------------------

Newton Capital Management Ltd., Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom ("Newton"), has been retained by Dean Investment Associates to manage the investments of the International Fund. Newton is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. Newton is affiliated with Newton Investment Management Ltd., a United Kingdom based investment advisory firm that has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays Newton a fee for its services computed and accrued daily and paid monthly at the annual rate of .50% of the average daily net assets of the International Fund.

Paul Butler, Director of Investment Management (Global Equities) for Newton, is primarily responsible for managing the portfolio of the International Fund. Mr. Butler graduated from Cambridge University in 1986 with a degree in Natural Sciences and joined Newton in 1987. Mr. Butler worked as an International Equities analyst for five years before becoming a Portfolio Manager in 1992 and now is Leader of the Global Equities team.

A discussion regarding the basis for the Board of Trustees' approval of the continuance of the investment advisory agreement between Dean Investment Associates, on behalf of the International Fund, and Newton is included in the Trust's Annual Report to Shareholders for the year ended March 31, 2005.

2480 Securities LLC, 2480 Kettering Tower, Dayton, Ohio 45423 (the "Underwriter"), an affiliate of Dean Investment Associates, serves as principal underwriter for the Funds and is the exclusive agent for the distribution of shares of the Funds.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected.

Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets, which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of such Fund may be significantly affected by trading on days when the Trust is not open for business.

The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

Portfolio securities are valued as follows:

     (1) securities that are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued or, if not traded on a particular day, at the closing bid price;

     (2) securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price;

     (3) securities traded in the over-the-counter market, that are not quoted by NASDAQ are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities;

     (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market;

     (5) U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities;

     (6) securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange; and

     (7) securities (and other assets) for which market quotations are not readily available are valued at their fair value under the general supervision of the Board of Trustees.

If an event that may change the value of a security held in a Fund's portfolio occurs after the closing of the applicable market, the Board of Trustees may decide to value the security based on its fair value. This may cause the value of the security on the books of the Fund to be significantly different than the market quotation and may affect the calculation of the Fund's net asset value.

BUYING FUND SHARES
----------------------------------------------------------------------- ---------------------------------------------------


                           Account Options                                Minimum Investment
                                                                            Requirements


                                                                                                Initial     Additional
Regular Accounts
                                                                                                 $1,000    None

Tax-Deferred Retirement Plans

Traditional IRA
Assets grow tax-deferred and contributions may be deductible.                                    Initial     Additional
Withdrawals and distributions are taxable in the year made.
                                                                                                   $250       None
Roth IRA
An IRA with tax-free growth of assets and distributions, if certain conditions are met.  Contributions are not deductible.

Education IRA
An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses. Contributions are not deductible.

IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open accounts for:
-        Keogh Plans for self-employed individuals
- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code




----------------------------------------------------------------------- ---------------------------------------------------
Automatic Investment Plan
                                                                                                    Initial      Additional
You may make automatic monthly investments in the Funds from your       Regular Accounts               $50          $50
bank, savings and loan or other depository institution account on
either the 15th or the last business day of the month or both.  The     Tax-Deferred
Funds pay the costs associated with these transfers, but reserve the    Retirement Plans               $50          $50
right, upon 30 days' written notice, to make reasonable charges for this service.


----------------------------------------------------------------------- ---------------------------------------------------
Direct Deposit Plans

You may purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

----------------------------------------------------------------------- ---------------------------------------------------

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. You may open an account with the Funds by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Account options and minimum investment amounts are detailed above.

Opening a New Account Directly with the Funds. To open an account with us, please follow the steps outlined below.

     1. Complete the enclosed Account Application. Be sure to indicate the Fund(s) and type of account(s) you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class of shares you wish to purchase, we will invest your money in Class A shares.

     2. Write a check for your initial investment to "Dean Family of Funds." The address shown on the check should be the same as the address in the application. Mail your completed Account Application and your check to the following address:

                              Dean Family of Funds
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                        Indianapolis, Indiana 46206-6110

Opening a New Account through a Broker Dealer. You may also open an account through a broker-dealer that has a sales agreement with the Trust's principal underwriter, 2480 Securities LLC (the "Underwriter"). Since your broker-dealer may charge you fees other than those described in this Prospectus for his or her services, you should ask your broker-dealer about fees before investing.

Adding to Your Account. You may make additional purchases for your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. (Ask your broker-dealer about any fees for his or her services.) Use the address above for additional purchases by mail. Call our transfer agent, Unified Fund Services, Inc. (the "Transfer Agent"), at 888-899-8343 for wiring instructions. Your additional purchase requests must contain your name and account number to permit proper crediting.

Miscellaneous. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based on the next public offering price (net asset value plus applicable sales load) or net asset value ("NAV") calculated after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, are effected at that day's public offering price or NAV.
     o Purchase orders received by broker-dealers before the close of trading of the regular session on the New York Stock Exchange on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are effected at that day's public offering price or NAV.
     o We do not accept cash, travelers checks or money orders for any investments. We normally do not accept third party checks or counter checks.
     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
     o We may refuse to accept any purchase request for any reason or no reason.
     o We mail you confirmations of all your purchases or redemptions of Fund shares.
     o Certificates representing shares are not issued.
     o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in connection with the transaction.
     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

Choosing a Share Class


The Funds offer two classes of shares: Class A shares and Class C shares. These classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Because the expenses of the Class A shares and the Class C shares will differ, the expense ratios of the classes will also differ. You should note that the expense ratio of a small class of shares might be subject to wider fluctuations than the expense ratio of a larger class of shares. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances.

The decision as to which class of shares may be more appropriate for you depends on the amount and intended length of your investment.


     o You should consider Class A shares if you prefer to pay an initial sales load. In addition, Class A shares are subject to lower ongoing expenses than are Class C shares over the term of the investment.
     o As an alternative, Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund. Any investment return on these investments may partially or wholly offset the higher annual expenses; however, because a Fund's future return cannot be predicted, there can be no assurance that this would be the case.

You should also consider the effect of any contingent deferred sales load and Rule 12b-1 fees in the context of your investment timeline.


     o Class C shares and certain Class A shares, such as Class A shares purchased without an initial sales load, are subject to a 1.00% contingent deferred sales load if redeemed within one year of purchase.
     o Class C shares are also subject to a 1.00% annual 12b-1 fee, while Class A shares are subject to only a .25% annual 12b-1 fee. The Board of Trustees of the Trust has determined that neither the Class A shares nor the Class C shares of any Fund will incur any distribution and service (12b-1) fees during the fiscal year ending March 31, 2006. All distribution and service expenses during the fiscal year ending March 31, 2006 will be paid by Dean Investment Associates. Please note that Class C shares will automatically convert to Class A shares after approximately 6 years.

If you are investing $500,000 or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses of Class A Shares are lower. Therefore, any purchase of $500,000 or more is automatically invested in Class A Shares.

Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each Class of shares:


CLASS         SALES LOAD                                           12b-1 FEE
________________________________________________________________________________

A                 Maximum 5.54% initial                              0.25%
                  sales load (as a percentage of
                  net asset value)

                  The sales load is reduced for
                  purchases of $25,000 and
                  over.

                  Shares sold without an
                  initial sales load are generally
                  subject to a 1.00% contingent
                  deferred sales load during first
                  year.
________________________________________________________________________________


C                 1.00% contingent deferred                         1.00%
                  sales load (as a percentage of net asset
                  value) during first year.
________________________________________________________________________________


Front-End Sales Load for Purchases of Class A Shares. The following table illustrates the initial sales load breakpoints for the purchase of Class A shares:

                                  Sales Load as % of:             Dealer
                                  Public           Net            Reallowance
                                  Offering         Asset          as % of Public
Amount of Investment              Price            Value          Offering Price
Less than $25,000                   5.25%           5.54%             4.75%
$25,000 but less than $50,000       4.50            4.71              4.00
$50,000 but less than $100,000      3.75            3.90              3.25
$100,000 but less than $250,000     3.00            3.09              2.50
$250,000 but less than $500,000     2.25            2.30              2.00
$500,000 or more*                   None            None              None


*There is no front-end sales load on purchases of $500,000 or more but a contingent deferred sales load of up to 1.00% (as a percentage of net asset value) may apply with respect to Class A shares if a commission is paid by the Underwriter to a participating unaffiliated dealer and the shares are redeemed within one year from the date of purchase.

To obtain a free copy of certain portions of this breakpoint information included herein, please call 1-888-899-8343.

Right of Accumulation. A "purchaser" of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the Trust with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables above. The purchaser or his dealer must notify the Transfer Agent (see "Opening a New Account Directly with the Funds" and "Adding to Your Account" for how to notify the Transfer Agent) that an investment qualifies for a reduced sales load. The reduced load will be applied upon confirmation of the purchaser's holdings by the Transfer Agent. To value accounts in order to determine whether a shareholder has met sales load breakpoints, the Transfer Agent will use the greater of the purchase price or the current offering price.

A "purchaser" includes:

|X| an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own account;

|X| a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or

|X| an organized group, provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

Contact the Transfer Agent (see "Opening a New Account Directly with the Funds" and "Adding to Your Account for information on how to contact the Transfer Agent) for additional information concerning purchases at net asset value or at reduced sales loads.

Letter of Intent. The reduced sales loads set forth above may be available to any "purchaser" (as defined above) of shares of a Fund who submits a Letter of Intent to Unified. The Letter must state an intention to invest within a thirteen month period in any Fund in the Trust a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow.

These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day retroactive period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

Reinvestment Privilege. If you have redeemed shares of a Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per 12 months.

Exchange Privilege. Under certain circumstances, any shareholder of the Funds may exchange shares of the Funds for each other or for shares of other funds that have made appropriate arrangements with the Underwriter without paying a sales load. See "Exchange Privileges."

Purchases of Class A Shares at Net Asset Value.

Class A shares of a Fund may be purchased at NAV by:

     o Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV.
     o Federal and state credit unions.
     o Broker-dealers that have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.
     o Clients of investment advisers and financial planners if their investment adviser or financial planner has made appropriate arrangements with the Trust and the Underwriter. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at NAV.
     o Organizations that qualify under section 501(c)(3) of the Internal Revenue Code as exempt from Federal income taxes, their employees, alumni and benefactors, and family members of such individuals.
     o Qualified retirement plans that have made appropriate arrangements with the Trust if they have more than 100 participants.
     o Trustees, directors, officers and employees of the Trust, Dean Investment Associates, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities.

The Trust either does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reinvestment Privilege," "Exchange Privilege" or "Purchases at Net Asset Value" sections above because such purchases require minimal sales effort by Dean Investment Associates. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

Contingent Deferred Sales Load for Certain Purchases of Class A Shares. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV (or shares into which such Class A shares were exchanged). The contingent deferred sales load is imposed if:

o          the shareholder redeems the shares within one year from the date of purchase,
o          the Underwriter paid a commission on the purchase of the shares to an unaffiliated dealer, and
o          the shareholder purchased the shares at NAV because:
        o          the purchase totaled $500,000 or more or
        o          the purchase was made by a qualified retirement plan with more than 100 participants.

The contingent deferred sales load will be paid to the Underwriter. It will equal the commission percentage paid by the Underwriter to the unaffiliated dealer times the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. The commission percentage paid by the Underwriter to the unaffiliated dealer will be 1.00%, 0.75% or 0.50%, depending on the amount of purchase.

If a purchase of Class A shares is subject to the contingent deferred sales load, the confirmation you receive for such purchase will indicate that a contingent deferred sales load may be applicable.

Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load.

An exchange of such Class A shares into another Dean Fund will not trigger the imposition of the contingent deferred sales load at the time of such exchange. The Fund will "tack" the period for which such Class A shares were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege".


Class C Shares. Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in a Fund. A contingent deferred sales load of 1.00% of the offering price (1.01% of the net amount invested) at the time of purchase or the redemption value, whichever is lower, will be imposed on redemptions of Class C shares made within one year of their purchase. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the offering price to your broker at the time you purchase Class C shares.


Conversion of Class C Shares to Class A Shares. Class C shares will convert automatically to Class A shares, based on the relative NAVs of the shares on the conversion date, approximately 6 years after the date of your original purchase of the Class C shares. Class C shares that you have acquired through automatic reinvestment of dividends and distributions will be converted in proportion to the total number of Class C shares you have purchased and own.

Additional Information about Contingent Deferred Sales Loads for Class A and Class C Shares. The contingent deferred sales load for Class A and Class C shares is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Transfer Agent may require documentation prior to waiver of the load, including death certificates or physicians' certificates.


The contingent deferred sales load is also waived for any partial or complete redemption of shares purchased by qualified retirement plans where the broker of record and the Underwriter have agreed to such waiver.

All sales loads imposed on redemptions are paid to the Underwriter. In determining whether the contingent deferred sales load is payable under each Class of shares, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40.


If you are investing $500,000 or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses of Class A Shares are lower. Therefore, any purchase of $500,000 or more is automatically invested in Class A Shares.

REDEEMING YOUR SHARES

To redeem your shares, send a written request to our Transfer Agent, Unified Fund Services, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                              Dean Family of Funds
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                        Indianapolis, Indiana 46206-6110

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the next NAV calculated after we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a processing fee. We reserve the right to change the processing fee upon 30 days' notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to your designated account.

-----------------------------------------------

A signature guarantee helps protect against
fraud.  You can obtain one from most banks or   A signature guarantee is required for any redemption that is $10,000
securities dealers, but not from a notary       or more, that is mailed to an address other than your address of
public. For joint accounts, each signature      record or that is requested within 30 days of a change in the
must be guaranteed. Please call us to ensure    name(s) or address on your account.
that your signature guarantee will be
processed correctly.                            Most banks or financial institutions can provide you with a signature guarantee, but a notary public can not.


-----------------------------------------------

When the Fund requires a signature guarantee, a New Technology medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

Additional Information About Accounts and Redemptions

Small Accounts. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $1,000 (or $250 for a retirement account). If you do not increase your account balance to $1,000 (or $250 for a retirement account) within 30 days of our request, we may close your account and send you the proceeds, less any applicable sales load.

Automatic Withdrawal Plan. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal program that allows you to withdraw a fixed amount from your account each month, calendar quarter or year. Under the program, we send withdrawals to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal program.


Miscellaneous. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.
     o We may delay mailing redemption proceeds for up to 7 days (most redemption proceeds are mailed within 3 days after receipt of a request).
     o We may process any redemption request that exceeds $250,000 or 1% of a Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind"). See the Statement of Additional Information for further discussion about redemption in kind.


DISTRIBUTION PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted two separate plans of distribution under which each class of shares of a Fund may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares and other fees for the sale of its shares and for services provided to shareholders, including:

o payments to securities dealers and other persons, including the Underwriter and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares;

o expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust;
o expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;
o expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;
o expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
o any other expenses related to the distribution of each class of shares of the Fund.

The annual limitation for payment of expenses pursuant to the Class A Plan is ..25% of each Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of each Fund's average daily net assets allocable to Class C shares.

The payments permitted by the Class C Plan fall into two categories. First, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed .75% per year of each Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of each Fund's average daily net assets allocable to Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. The Underwriter may make payments to dealers and other persons in an amount up to .75% per year of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.


Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. However, the Board of Trustees of the Trust has determined that neither the Class A shares, nor the Class C shares of any Fund will incur any distribution and service (12b-1) fees during the fiscal year ending March 31, 2006. Dean Investment Associates will pay all distribution and service expenses during the fiscal year ending March 31, 2006.


In the event a Plan is terminated by the Trust in accordance with its terms, a Fund will not be required to make any payments for expenses previously covered by the Plan that are incurred after the date the Plan terminates.

OTHER PURCHASE INFORMATION

The Trust may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Trust. If you are already a shareholder, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Trust.

Checks must be made payable to the Trust. The Trust and its Transfer Agent reserve the right to refuse (i) third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification; (ii) checks drawn on non-U.S. banks or that are not in U.S.

dollars, and; (iii) checks on which the name and address do not match the name and address on the Account Application. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

The Trust has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on its behalf. The Trust is deemed to have received on order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's Transfer Agent.


EXCHANGE PRIVILEGE

You may exchange shares of the Funds for each other or for shares of other funds that have made appropriate arrangements with the Underwriter.

                                                                                 For Shares of Other Funds
        Shares of Dean Funds                    For Shares of             That Have Made Appropriate Arrangements
       That You May Exchange                  Other Dean Funds                      with the Underwriter
------------------------------------- ---------------------------------- -------------------------------------------
Class A shares of a Dean Fund that    Class A shares of any other Dean   o    Class A shares of such other
are not subject to a contingent       Fund                                    funds that are not subject to a
deferred sales load                                                           contingent deferred sales load
                                                                         o    Shares of such money market funds
...................................... .................................. ...........................................
Class A shares of a Dean Fund that    Shares of any other Dean Fund            Shares of such other funds
are subject to a contingent           that are subject to a contingent         that are subject to a
deferred sales load*                  deferred sales load                      contingent deferred sales load

...................................... .................................. ...........................................
Class C shares of a Dean Fund*        Shares of any other Dean Fund           Shares of such other
                                      that are subject to a contingent        funds that are subject to a
                                      deferred sales load                     contingent deferred sales load
...................................... .................................. ...........................................

*Exchanges involving Class A shares of a Dean Fund that are subject to a contingent deferred sales load and exchanges involving Class C shares of a Dean Fund will be made on the basis of relative net asset value per share.

A Fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

Class C shares of a Fund, purchased by a qualified retirement plan whose broker of record is not affiliated with the Adviser or the Underwriter and that has made appropriate arrangements with the Fund, may be exchanged for Class A shares of a Fund on the earlier of the date that the value of such plan's assets first equals or exceeds $5 million or that is ten years after the date of the initial purchase of the shares to be exchanged.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute a transaction by telephone (for example during times of unusual market activity), you should consider requesting the exchange by mail or by visiting the Trust's offices at 2480 Kettering Tower, Dayton, Ohio 45423. An exchange will be effected at the next determined net asset value after receipt of your request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.

DIVIDENDS AND DISTRIBUTIONS

The Balanced Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each of the Large Cap Value Fund, Small Cap Value Fund and the International Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. In addition, each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

         Share Option -       income distributions and capital gains distributions reinvested in additional shares.

         Income Option -      income  distributions and short-term capital gains  distributions  paid in cash;  long-term capital gains distributions reinvested in additional shares.

         Cash Option -        income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in the account at the then-current net asset value and the account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

Any dividend or capital gains distribution you receive in cash from any Fund may be returned within 30 days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.


Frequent Trading or Market-Timing

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses related to buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Funds do not accommodate frequent trading. The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that the Trust will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

     |_| The Trust reserves the right to reject any purchase request, including exchanges from other Dean funds, without notice and regardless of size. A purchase request could be rejected if the Trust determines that such purchase may disrupt a Fund's operation or performance or because of a history of frequent trading by the investor.

See the Buying Fund Shares, Other Purchase Information, Redeeming Your Shares, and the Exchange Privilege sections of the prospectus for further details on the Trust's transaction policies.

Each Fund, in determining its net asset value, will use fair-value pricing as described in the Calculation of Share Price and Public Offering Price section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

               DO NOT INVEST WITH DEAN IF YOU ARE A MARKET-TIMER.


TAXES

The following is a summary discussion of certain federal income tax matters that apply to shareholders of the Funds. The following discussion does not purport to be complete or to cover all situations. The discussion is general in nature, and it should not be considered tax advice. You should consult your own tax advisor for more complete information.

Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations are generally taxed as ordinary income or loss.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

The Funds' use of hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques and may also result in the application of the mark-to-market and straddle provisions of the Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended    Year Ended   Year Ended     Year Ended    Year Ended
                                                  March 31,    March 31,     March 31,     March 31,      March 31,
                                                     2005         2004          2003          2002           2001
                                                 ------------ ------------  ------------  ------------  --------------

Net asset value, beginning of period                  $ 9.46       $ 6.40       $ 10.75       $ 11.97         $ 11.11
                                                 ------------ ------------  ------------  ------------  --------------
Income (loss) from investment operations:
   Net investment income (loss)                        (0.01)       (0.04)        (0.03)        (0.06)(a)        0.02
   Net realized and unrealized gains (losses)
      on investments                                    0.73         3.10         (4.08)         0.12            0.97
                                                 ------------ ------------  ------------ ------------  --------------
Total income (loss) from investment operations          0.72         3.06         (4.11)         0.06            0.99
                                                 ------------ ------------  ------------  ------------  --------------

Less distributions:
   From net investment income                              -            -             -             -           (0.13)
   From net realized gains                                 -            -         (0.24)        (1.28)              -
                                                 ------------ ------------  ------------ ------------  --------------
Total distributions                                        -            -         (0.24)        (1.28)          (0.13)
                                                 ------------ ------------  ------------  ------------  --------------

Net asset value, end of period                       $ 10.18       $ 9.46        $ 6.40       $ 10.75         $ 11.97
                                                 ============ ============  ============  ============  ==============

Total Return  (b)                                      7.61%       47.81%        (38.49)%       0.17%           9.03%
                                                 ============ ============  ============  ============  ==============

Net assets, end of period                        $ 7,392,623  $ 7,459,239   $ 6,725,313   $ 15,204,763   $ 14,247,739
                                                 ============ ============  ============  ============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                         2.75%        2.58%         2.31%         1.91%           2.23%
    and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                         1.85%        1.85%         1.85%         1.85%           1.85%
    and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                             (0.10)%      (0.37)%       (0.32)%       (0.52)%         0.19%
Portfolio turnover rate                                  43%          42%           55%          102%            103%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended   Year Ended      Year Ended     Year Ended    Year Ended
                                                  March 31,     March 31,      March 31,     March 31,      March 31,
                                                    2005          2004            2003          2002           2001
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, beginning of period                 $ 8.88         $ 6.05         $ 10.29      $ 11.59         $ 10.71
                                                 -----------  -------------  -------------- ------------  --------------
Income (loss) from investment operations:
   Net investment loss                                (0.09)         (0.09)          (0.09)       (0.14)(a)       (0.04)
   Net realized and unrealized gains (losses)
      on investments                                   0.70           2.92           (3.91)        0.12            0.93
                                                 -----------  -------------  -------------- ------------  --------------
Total income (loss) from investment operations         0.61           2.83           (4.00)       (0.02)           0.89
                                                 -----------  -------------  -------------- ------------  --------------

Less distributions:
   From net investment income                             -              -               -            -           (0.01)
   From net realized gains                                -              -           (0.24)       (1.28)              -
                                                 -----------  -------------  -------------- ------------  --------------
Total distributions                                       -              -           (0.24)       (1.28)          (0.01)
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, end of period                       $ 9.49         $ 8.88          $ 6.05      $ 10.29         $ 11.59
                                                 ===========  =============  ============== ============  ==============

Total Return  (b)                                     6.87%         46.78%          (39.16)%      (0.52)%         8.35%
                                                 ===========  =============  ============== ============  ==============

Net assets, end of period                         $ 576,285      $ 551,953       $ 411,878    $ 907,393       $ 441,646
                                                 ===========  =============  ============== ============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.86%          4.24%           2.65%        3.03%           4.37%
     and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                        2.60%          2.60%           2.60%        2.60%           2.60%
     and Accounting Services Agent
Ratio of net investment loss
     to average net assets                            (0.85)%        (1.11)%         (1.06)%      (1.28)%         (0.56)%
Portfolio turnover rate                                 43%            42%             55%         102%            103%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended   Year Ended      Year Ended     Year Ended    Year Ended
                                                  March 31,     March 31,      March 31,     March 31,      March 31,
                                                    2005          2004            2003          2002           2001
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, beginning of period                $ 14.91         $ 9.55         $ 13.37      $ 10.40          $ 8.95
                                                 -----------  -------------  -------------- ------------  --------------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.08)         (0.14)          (0.08)        0.03 (a)        0.08
   Net realized and unrealized gains (losses)
      on investments                                   1.81           5.50           (3.69)        2.97            1.44
                                                 -----------  -------------  -------------- ------------  --------------
Total income (loss) from investment operations         1.73           5.36           (3.77)        3.00            1.52
                                                 -----------  -------------  -------------- ------------  --------------

Less distributions:
   From net investment income                             -              -               -        (0.03)          (0.07)
   From net realized gains                            (2.31)             -           (0.05)           -               -
                                                 -----------  -------------  -------------- ------------  --------------
Total distributions                                   (2.31)             -           (0.05)       (0.03)          (0.07)
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, end of period                      $ 14.33        $ 14.91          $ 9.55      $ 13.37         $ 10.40
                                                 ===========  =============  ============== ============  ==============

Total Return  (b)                                    11.56%         56.13%          (28.24)%     28.88%          16.94%
                                                 ===========  =============  ============== ============  ==============

Net assets, end of period                        $ 16,537,565 $ 16,435,083    $ 12,078,397  $ 21,187,653   $ 16,208,623
                                                 ===========  =============  ============== ============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.23%          2.08%           2.01%        1.84%           2.40%
     and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                        1.85%          1.85%           1.85%        1.84%           1.85%
     and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                            (0.55)%        (0.99)%         (0.65)%      0.26%           0.79%
Portfolio turnover rate                                 72%            82%             82%          67%             54%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended   Year Ended      Year Ended     Year Ended    Year Ended
                                                  March 31,     March 31,      March 31,     March 31,      March 31,
                                                    2005          2004            2003          2002           2001
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, beginning of period                $ 14.44         $ 9.31         $ 13.05      $ 10.20          $ 8.80
                                                 -----------  -------------  -------------- ------------  --------------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.16)         (0.23)          (0.11)       (0.06)(a)        0.03
   Net realized and unrealized gains (losses)
      on investments                                   1.83           5.36           (3.58)        2.91            1.44
                                                 -----------  -------------  -------------- ------------  --------------
Total income (loss) from investment operations         1.67           5.13           (3.69)        2.85            1.47
                                                 -----------  -------------  -------------- ------------  --------------

Less distributions:
   From net investment income                             -              -               -            -           (0.07)
   From net realized gains                            (2.31)             -           (0.05)           -               -
                                                 -----------  -------------  -------------- ------------  --------------
Total distributions                                   (2.31)             -           (0.05)           -           (0.07)
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, end of period                      $ 13.80        $ 14.44          $ 9.31      $ 13.05         $ 10.20
                                                 ===========  =============  ============== ============  ==============

Total Return  (b)                                    11.61%         55.10%          (28.32)%     27.94%          16.66%
                                                 ===========  =============  ============== ============  ==============

Net assets, end of period                         $ 390,746      $ 686,086       $ 527,921    $ 797,669       $ 683,137
                                                 ===========  =============  ============== ============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.37%          3.53%           2.19%        3.69%           3.18%
     and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                        2.36%          2.60%           2.19%        2.60%           2.31%
     and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                            (1.01)%        (1.74)%         (0.99)%      (0.49)%         0.35%
Portfolio turnover rate                                 72%            82%             82%          67%             54%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended   Year Ended      Year Ended     Year Ended    Year Ended
                                                  March 31,     March 31,      March 31,     March 31,      March 31,
                                                    2005          2004            2003          2002           2001
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, beginning of period                 $ 9.41         $ 6.89         $ 10.15      $ 10.92         $ 10.16
                                                 -----------  -------------  -------------- ------------  --------------
Income (loss) from investment operations:
   Net investment income                               0.05           0.04            0.06         0.09 (a)        0.20
   Net realized and unrealized gains (losses)
      on investments                                   0.39           2.53           (2.69)       (0.26)           0.98
                                                 -----------  -------------  -------------- ------------  --------------
Total income (loss) from investment operations         0.44           2.57           (2.63)       (0.17)           1.18
                                                 -----------  -------------  -------------- ------------  --------------

Less distributions:
   From net investment income                         (0.05)         (0.03)          (0.06)       (0.10)          (0.19)
   From net realized gains                                -              -           (0.26)       (0.50)          (0.23)
   From return of capital                                 - (b)      (0.02)          (0.31)           -               -
                                                 -----------  -------------  -------------- ------------  --------------
Total distributions                                   (0.05)         (0.05)          (0.63)       (0.60)          (0.42)
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, end of period                       $ 9.80         $ 9.41          $ 6.89      $ 10.15         $ 10.92
                                                 ===========  =============  ============== ============  ==============

Total Return  (c)                                     4.65%         37.36%          (26.10)%      (1.75)%        11.93%
                                                 ===========  =============  ===========================  ==============

Net assets, end of period                        $ 7,241,665   $ 8,786,461     $ 8,183,461  $ 12,509,111   $ 12,453,481
                                                 ===========  =============  ============== ============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.73%          2.41%           2.21%        2.01%           2.04%
     and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                        1.85%          1.85%           1.85%        1.85%           1.84%
     and Accounting Services Agent
Ratio of net investment income
     to average net assets                            0.44%          0.41%           0.77%        0.88%           1.89%
Portfolio turnover rate                                 29%            44%             51%          86%             66%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Return of capital represents less than $0.01 per share.
(c) Total returns shown exclude the effect of applicable sales loads.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended   Year Ended      Year Ended     Year Ended    Year Ended
                                                  March 31,     March 31,      March 31,     March 31,      March 31,
                                                    2005          2004            2003          2002           2001
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, beginning of period                 $ 8.81         $ 6.50          $ 9.63      $ 10.40         $ 10.00
                                                 -----------  -------------  -------------- ------------  --------------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.04)         (0.03)           0.01            - (a)        0.12
   Net realized and unrealized gains (losses)
      on investments                                   0.38           2.38           (2.53)       (0.23)           0.95
                                                 -----------  -------------  -------------- ------------  --------------
Total income (loss) from investment operations         0.34           2.35           (2.52)       (0.23)           1.07
                                                 -----------  -------------  -------------- ------------  --------------

Less distributions:
   From net investment income                             -              -           (0.04)       (0.04)          (0.12)
   From net realized gains                                -              -           (0.26)       (0.50)          (0.55)
   From return of capital                                 -          (0.04)          (0.31)           -               -
                                                 -----------  -------------  -------------- ------------  --------------
Total distributions                                       -          (0.04)          (0.61)       (0.54)          (0.67)
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, end of period                       $ 9.15         $ 8.81          $ 6.50       $ 9.63         $ 10.40
                                                 ===========  =============  ============== ============  ==============

Total Return  (b)                                     3.86%         36.16%          (26.37)%      (2.38)%        11.03%
                                                 ===========  =============  ============== ============  ==============

Net assets, end of period                         $ 343,829      $ 602,299       $ 770,459  $ 1,205,394       $ 485,234
                                                 ===========  =============  ============== ============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.83%          3.79%           2.35%        4.01%           2.73%
     and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                        2.60%          2.60%           2.35%        2.60%           2.60%
     and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                            (0.33)%        (0.32)%         0.29%        0.00%           1.14%
Portfolio turnover rate                                 29%            44%             51%          86%             66%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

DEAN FAMILY OF FUNDS
INTERNATIONAL FUND - CLASS A
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended   Year Ended      Year Ended     Year Ended    Year Ended
                                                  March 31,     March 31,      March 31,     March 31,      March 31,
                                                    2005          2004            2003          2002           2001
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, beginning of period                $ 10.45         $ 6.84          $ 9.18       $ 9.96         $ 20.11
                                                 -----------  -------------  -------------- ------------  --------------
Income (loss) from investment operations:
   Net investment income (loss)                        0.11           0.04               -        (0.06)(a)       (0.11)
   Net realized and unrealized gains (losses)
      on investments                                   1.75           3.98           (2.34)       (0.71)          (5.88)
                                                 -----------  -------------  -------------- ------------  --------------
Total income (loss) from investment operations         1.86           4.02           (2.34)       (0.77)          (5.99)
                                                 -----------  -------------  -------------- ------------  --------------

Less distributions:
   From net investment income                         (0.17)         (0.37)              -        (0.01)          (0.01)
   From net realized gains                                -              -               -            -           (4.15)
   From return of capital                                 - (b)      (0.04)              -            -               -
                                                 -----------  -------------  -------------- ------------  --------------
Total distributions                                   (0.17)         (0.41)              -        (0.01)          (4.16)
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, end of period                      $ 12.14        $ 10.45          $ 6.84       $ 9.18          $ 9.96
                                                 ===========  =============  ============== ============  ==============

Total Return  (c)                                    17.82%         59.23%          (25.49)%      (7.77)%        (30.61)%
                                                 ===========  =============  ============== ============  ==============

Net assets, end of period                        $ 13,073,914 $ 10,842,350     $ 7,041,919  $ 12,078,887   $ 14,614,461
                                                 ===========  =============  ============== ============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.91%          3.34%           3.07%        2.73%           2.26%
      and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                        2.10%          2.10%           2.10%        2.10%           2.06%
     and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                            0.99%          0.33%           (0.05)%      (0.67)%         (0.72)%
Portfolio turnover rate                                 94%           131%            143%         121%            146%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Return of capital represents less than $0.01 per share.
(c) Total returns shown exclude the effect of applicable sales loads.

DEAN FAMILY OF FUNDS
INTERNATIONAL FUND - CLASS C
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended   Year Ended      Year Ended     Year Ended    Year Ended
                                                  March 31,     March 31,      March 31,     March 31,      March 31,
                                                    2005          2004            2003          2002           2001
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, beginning of period                $ 10.17         $ 6.66          $ 9.06       $ 9.88         $ 19.76
                                                 -----------  -------------  -------------- ------------  --------------
Income (loss) from investment operations:
   Net investment income (loss)                        0.02          (0.15)          (0.07)       (0.12)(a)       (0.21)
   Net realized and unrealized gains (losses)
      on investments                                   1.71           4.05           (2.33)       (0.70)          (5.78)
                                                 -----------  -------------  -------------- ------------  --------------
Total income (loss) from investment operations         1.73           3.90           (2.40)       (0.82)          (5.99)
                                                 -----------  -------------  -------------- ------------  --------------

Less distributions:
   From net investment income                         (0.07)         (0.35)              -            -           (0.01)
   From net realized gains                                -              -               -            -           (3.88)
   From return of capital                                 - (b)      (0.04)              -            -               -
                                                 -----------  -------------  -------------- ------------  --------------
Total distributions                                   (0.07)         (0.39)              -            -           (3.89)
                                                 -----------  -------------  -------------- ------------  --------------

Net asset value, end of period                      $ 11.83        $ 10.17          $ 6.66       $ 9.06          $ 9.88
                                                 ===========  =============  ============== ============  ==============

Total Return  (c)                                    17.05%         59.15%          (26.49)%      (8.30)%        (30.90)%
                                                 ===========  =============  ============== ============  ==============

Net assets, end of period                        $ 1,009,144     $ 781,007       $ 446,561    $ 840,398     $ 1,326,365
                                                 ===========  =============  ============== ============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        3.09%          4.70%           3.23%        4.16%           2.72%
     and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                        2.85%          2.85%           2.85%        2.85%           2.72%
     and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                            0.20%          (0.42)%         (0.71)%      (1.30)%         (1.40)%
Portfolio turnover rate                                 94%           131%            143%         121%            146%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Return of capital represents less than $0.01 per share.
(c) Total returns shown exclude the effect of applicable sales loads.


THIS IS NOT PART OF THE PROSPECTUS

DEAN PRIVACY POLICY

We recognize that our relationships with current and prospective clients are based on integrity and trust. We work hard to maintain your privacy and are very careful to preserve the private nature of our relationship with you. At the same time, the very nature of our business sometimes requires that we collect and share certain information about you with other organizations or companies. As such, we want you to be aware of how we handle personal information.

The following is a description of the policies of Dean regarding disclosure of nonpublic information that you provide to us or that we collect from other sources. You should know that if you hold shares of a Dean Family mutual fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary governs how your nonpublic personal information may be shared with unaffiliated third parties.

Categories of Information Dean Collects

In order to meet your needs in the course of tax return preparation, tax and financial planning, tax compliance, investment advising and as a mutual fund shareholder, Dean collects the following nonpublic personal information about you:

     o Information that we receive from you or your authorized representative on applications or other forms, correspondence, conversations, or by other means (such as your name, address, phone number, social security number, assets, income and date of birth);

     o Information that you have authorized us to receive from governmental agencies, employers or others;

     o Information about your transactions with us, our affiliates, or others (such as your account number and balance, investments, parties to transactions, cost basis information, and other financial information); and

     o Information we collect when you visit our Internet website.

Categories of Information Dean Discloses

Dean does not disclose any nonpublic personal information about our customers or former customers, except as required or permitted by law. Dean is permitted by law to disclose all of the nonpublic personal information we collect to our services providers (such as the administrator and transfer agent to the Dean Family of Funds) to process your transactions and otherwise provide services to you.

Confidentiality and Security

Dean restricts access to your nonpublic personal information to those who require the information to provide products or services to you. Dean maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This notice is provided by the following Dean companies: The Dean Family of Funds; C.H. Dean & Associates, Inc.; Dean Investment Associates, LLC; 2480 Securities LLC; Dean Financial Services, LLC; Dean Pension Consultants, LLC; and Dean, von Schoeler, McBride Inc.


DEAN Family of Funds
2480 Kettering Tower
Dayton, Ohio 45423

Investment Adviser
DEAN INVESTMENT ASSOCIATES, LLC
2480 Kettering Tower
Dayton, Ohio 45423

Underwriter
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

Transfer Agent
UNIFIED FUND SERVICES, INC.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Shareholder Service
Nationwide: (Toll-Free) 888-899-8343

                              For More Information

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.


To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-888-899-8343. The Funds SAI and annual and semi-annual reports are also available free of charge on the Funds' website at www.chdean.com/familyfund/ffmain.html.


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

File No. 811-7987

                              DEAN FAMILY OF FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 31, 2005

                              Large Cap Value Fund
                              Small Cap Value Fund
                                  Balanced Fund
                               International Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Dean Family of Funds (the "Trust") dated July 31, 2005. A copy of the Funds' Prospectus can be obtained by writing the Trust at 2480 Kettering Tower, Dayton, Ohio 45423, or by calling the Trust nationwide toll-free 888-899-8343. The Funds' annual report is incorporated herein by reference and may also be obtained, without charge, by writing or calling the Trust.

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dean Family of Funds
                              2480 Kettering Tower
                               Dayton, Ohio 45423

                                TABLE OF CONTENTS

THE TRUST.....................................................................4

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS.................................5

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS......................18

INVESTMENT LIMITATIONS.......................................................20

PORTFOLIO TURNOVER...........................................................22

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES........................22

TRUSTEES AND OFFICERS........................................................25

CODE OF ETHICS...............................................................30

PROXY VOTING POLICIES........................................................30

PRINCIPAL SECURITY HOLDERS...................................................30

THE INVESTMENT ADVISER.......................................................33

THE SUB-ADVISER..............................................................36

THE UNDERWRITER..............................................................36

DEALER COMPENSATION ON SALES OF CLASS A SHARES...............................37

DISTRIBUTION PLANS...........................................................38

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR.....................39

CUSTODIAN....................................................................40

INDEPENDENT PUBLIC ACCOUNTANT................................................41

THE PORTFOLIO MANAGERS.......................................................41


SECURITIES TRANSACTION........................................................45

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.........................46

OTHER PURCHASE INFORMATION...................................................46

TAXES........................................................................46

REDEMPTION IN KIND...........................................................46

CALCULATION OF INVESTMENT PERFORMANCE........................................49

EXPENSE RATIO................................................................52

ANNUAL REPORT................................................................52

APPENDIX A...................................................................53

APPENDIX B...................................................................59




THE TRUST

     The Dean Family of Funds (the "Trust") was organized as an Ohio business trust on December 18, 1996. The Trust is an open-end, diversified, management investment company that currently offers four series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Fund (referred to individually as a "Fund" and collectively as the "Funds").

     Each Fund has its own investment objective(s) and policies. None of the Funds is intended to be a complete investment program, and there is no assurance that the investment objective of any Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after the Fund has notified its shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether such Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies, which may be changed by the Board of Trustees without shareholder approval.

     Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interests of a particular Fund. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees will promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of
Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Both Class A shares and Class C shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives and Policies") appears below:

     Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     U.S. Government Obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

     STRIPS. STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIP security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

     Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or which, in the opinion of the investment adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the investment adviser, subject to the direction of the Board of Trustees, such note is liquid.

     Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.

     Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

     Shares of Other Investment Companies. Each Fund will not invest more than 10% of its total assets in shares of other investment companies. To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

     Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Each Fund will only enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Borrowing and Pledging. Each Fund may borrow money from banks, provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. Each Fund's policies on borrowing and pledging are fundamental policies, which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Funds' present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     Loans of Portfolio Securities. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed by the Board of Trustees without shareholder approval, that loans of portfolio securities will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets.

     To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the investment adviser or any affiliated person of the Trust or an affiliated person of the investment adviser or other affiliated person.

     Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

     When-Issued Securities and Securities Purchased On a To-Be-Announced Basis. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Funds will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Funds will purchase securities on a when-issued basis or to-be-announced basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.

     Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for a Fund, a segregated account of cash or liquid securities of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.

     Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. A Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights.

     Foreign Securities. Subject to the Fund's investment policies and quality and maturity standards, a Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     Forward Foreign Currency Exchange Contracts. The International Fund may engage in foreign currency exchange transactions. The value of the International Fund's portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

     The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund.

     Generally, the International Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If the International Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

     The International Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Writing Covered Call Options. Each Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique that the investment adviser believes involves relatively little risk. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     A Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, a Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     Writing Covered Put Options. Each Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

     A Fund will receive a premium from writing a put option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value. A Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

     The Funds may also write straddles (combinations of puts and calls on the same underlying security.)

     Purchasing Put Options. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     Each Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     Each Fund may also purchase put options at a time when it does not own the underlying security. Each Fund may also purchase call options on relevant stock indices. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.


     Purchasing Call Options. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options.

     Futures Contracts. Each Fund may purchase and sell futures contracts to hedge against changes in prices. A Fund will not engage in futures transactions for speculative purposes. A Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

     A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts or related option contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

     Options Transactions Generally. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the investment adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the investment adviser's ability to select the proper time, type and duration of the options.

     Each Fund may purchase either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     American Depository Receipts. American depository receipts are negotiable certificates issued by an U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. exchange.

     Global Depository Receipts. Global depository receipts are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

Corporate Bonds. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Preferred Stocks. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each Fund. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     1. Borrowing Money. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. This limitation is not applicable to when-issued purchases.

     2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. Margin Purchases. The Fund will not purchase any securities or evidences of interest thereon on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

     4. Options. The Fund will not purchase or sell puts, calls, options, futures, straddles, commodities or commodities futures contracts except as described in the Prospectus and Statement of Additional Information.

     5. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate.

     6. Amount Invested in One Issuer. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. Short Sales. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     8. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     9. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     10. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     11. Concentration. The Fund will not invest 25% or more of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     12. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

     13. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     14. Senior Securities. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other similar permitted investments and techniques.

     15. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

     With respect to the percentages adopted by the Trust as maximum limitations on each Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     In regard to borrowing money, generally, borrowings are used to cover over-drafts that the Fund may experience.

PORTFOLIO TURNOVER

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. Although a Fund's annual portfolio turnover rate cannot be accurately predicted, Dean Investment Associates anticipates that each Fund's portfolio turnover rate normally will not exceed 100%, although it may be higher or lower. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

     The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the investment adviser believes that portfolio changes are appropriate. For the fiscal periods ended March 31, 2003, 2004 and 2005, the portfolio turnover rate was 55%, 42%, and 43% for the Large Cap Value Fund, 82%, 82%, and 72% for the Small Cap Value Fund, 51%, 44%, and 29% for the Balanced Fund, and 143%, 131%, and 94% for the International Fund, respectively.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

     Introduction

     The Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of a Dean Fund. The Board considered each of the circumstances under which Dean Fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of Dean Fund shareholders, or any affiliated person of the fund, its investment adviser, or its distributor, and the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, the Advisor and the Board determined that the Trust has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

     The Board exercises continuing oversight of the disclosure of Dean Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures and the Code of Ethics by the Chief Compliance Officer of the Adviser and the Trust; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 205(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board reserves the right to amend the Policies and Procedures at any time and from time to time without prior notice in its sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Dean Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

     Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

     The Trust, for legitimate business purposes, may disclose complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, and other third parties that provide services (collectively, Service Providers) to the Adviser, affiliates of the Adviser, and/or the Dean Funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the Portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider must be authorized by a Trust officer. Any disclosure of complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

As of December 31, 2004, Dean fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Unified Fund Services, Inc., Frost Brown Todd LLC, Ernst & Young LLP, The Toledo Group, Interactive Data Corporation, Lipper, Morningstar, Bloomberg, Standard & Poor's, Thompson Financial, and Vickers Stock. In addition, the Sub-Advisor may be required to disclose information about the holdings of the International Fund to various overseas regulators and stock exchanges. When necessary, portfolio holdings are disclosed on all assets under the Sub-Advisor's management and not identified by fund or account unless required by the regulators or stock exchange.

     Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund's Assets

     The Adviser, Sub-Advisor, fund administrator, or custodian for the Trust may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker/dealers during the course of, or in connections with, normal day-to-day securities and derivatives transactions with or through such broker/dealers subject to the broker/dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Dean Funds have not given their consent to any such use or disclosure and no person or agent of the Adviser is authorized to give such consent except as approved in writing by the Board. Disclosure of portfolio holdings or other investment positions by the Adviser or sub-advisor to broker/dealers must be authorized by a Dean Fund officer or an officer of the Adviser or Sub-Advisor.

     Disclosure of Non-Material Information

     The Policies and Procedures permit Dean Fund officers to disclose any vies, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Dean Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Dean Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Dean Fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by the Adviser, Sub-Advisor or a Dean Fund must be authorized by a Dean Fund officer, officer or portfolio manager of the Adviser or Sub-Advisor (an "Approved Dean Representative").

     An Approved Dean Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Dean believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Dean Fund. Nonexclusive examples of commentary and analysis about a Dean Fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the positions,
(3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Dean Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

     Disclosure of Portfolio Holdings as Required by Applicable Law

     Dean Fund portfolio holdings (whether practical portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Dean Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Adviser, sub-advisor or a Dean Fund as required by applicable laws, rules, and regulations must be authorized by a Trust officer or an officer of the Adviser.

     Prohibitions on Receipt of Compensation or Other Consideration

     The Policies and Procedures prohibit a Dean Fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Dean Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, various organizations are retained to perform specialized services for the Funds.


     The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. All of the Trustees on the Board are also members of the Audit Committee. The Audit Committee meetings coincide with the Board of Trustee meetings. The Board of Trustees met 4 times during the year ended March 31, 2005.


     Information about the Trustees and officers of the Trust is set forth in the tables below. As used in these tables, Fund Complex means the Funds.


     The following table sets forth information concerning the Trustees and officers of the Funds, including their addresses and principal business experience for the past five years.


----------------------------- ------------- -------------- ------------------------------------- ------------ -------------------
Name, Address and Age         Position(s)   Term of        Principal Occupation(s) During Past   Number of    Other
                              Held with     Office and     5 Years                               Portfolios   Directorships
                              Fund          Length of                                            in Fund      held by Trustee
                                            Time Served                                          Complex
                                                                                                 Overseen
                                                                                                 by Trustee
----------------------------- ------------- -------------- ------------------------------------- ------------ -------------------
Independent Trustees
----------------------------- ------------- -------------- ------------------------------------- ------------ -------------------
Sam B. Gould                  Trustee       Indefinite;    Dean Emeritus of the University of    4            None.
Dean Family of Funds                        Since 1998     Dayton School of Business
2480 Kettering Tower                                       Administration
Dayton, Ohio 45423-2480
Age: 62
----------------------------- ------------- -------------- ------------------------------------- ------------ -------------------
Frank J. Perez                Trustee       Indefinite;    President and Chief Executive         4            None.
KMCN                                        Since 1997     Officer of Kettering Adventist
3533 Southern Blvd.                                        HealthCare
Kettering, Ohio 45429
Age: 61
----------------------------- ------------- -------------- ------------------------------------- ------------ -------------------
Gilbert P. Williamson         Trustee       Indefinite;    Director of Tarantella, Inc.,         4            None.
825 Michaels Road,                          Since 1997     formerly The Santa Cruise
Tipp City, Ohio 45371                                      Operations, Inc. (a  software
Age: 68                                                    company), Director of The French
                                                           Oil Mill Machinery Company, (a
                                                           manufacturing company of heavy duty
                                                           machinery), and Director of
                                                           Fifth-Third Bank of Western Ohio
                                                           formerly CitFed
----------------------------- ------------- -------------- ------------------------------------- ------------ -------------------
David H. Ponitz               Trustee       Indefinite;    President Emeritus of Sinclair        4            Dayton Division
Dean Family of Funds                        Since 1997     Community College and Higher                       Advisory
2480 Kettering Tower                                       Education Consultant                               Board-Unizan Bank
Dayton, Ohio 45423-2480
Age: 74
----------------------------- ------------- -------------- ------------------------------------- ------------ -------------------

---------------------------- ---------------- ------------- ------------------------------------- ------------ -------------------
Name, Address and Age        Position(s)      Term of       Principal Occupation(s) During Past   Number of    Other
                             Held with Fund   Office and    5 Years                               Portfolios   Directorships
                                              Length of                                           in Fund      held by Trustee
                                              Time Served                                         Complex
                                                                                                  Overseen
                                                                                                  by Trustee
---------------------------- ---------------- ------------- ------------------------------------- ------------ -------------------
Officers
---------------------------- ---------------- ------------- ------------------------------------- ------------ -------------------
Stephen M. Miller            President        One Year;     President and Chief Operating         N/A          N/A
Dean Investment                               Since 2000    Officer of Dean Investment
Associates, LLC                                             Associates, formerly C.H. Dean &
2480 Kettering Tower                                        Associates, Inc. ("C.H. Dean"),
Dayton, Ohio 45423-2480                                     and President of 2480 Securities
Age: 50                                                     LLC.  Mr. Miller joined C.H. Dean
                                                            in 1992 and has held various
                                                            positions with C.H. Dean and 2480
                                                            Securities LLC.
---------------------------- ---------------- ------------- ------------------------------------- ------------ -------------------
Debra E. Rindler             Secretary/       One Year;     Vice President, Chief Financial       N/A          N/A
Dean Investment              Treasurer and    Since 2001    Officer, Director of Finance and
Associates, LLC              Chief                          Administration and Chief Compliance
2480 Kettering Tower         Compliance                     Officer of Dean Investment
Dayton, Ohio 45423-2480      Officer                        Associates and Secretary and
Age: 40                                                     Treasurer of 2480 Securities LLC.
                                                            Ms. Rindler joined C.H. Dean in
                                                            1993 and has held various positions
                                                            with C.H. Dean.
---------------------------- ---------------- ------------- ------------------------------------- ------------ -------------------
Freddie Jacobs, Jr.          Assistant        One Year;     Vice President Fund Administration    N/A          N/A
Unified Fund Services,       Treasurer        Since 2004    of Unified Fund Services, Inc.
Inc.                                                        since December 2003.  Prior to
431 North Pennsylvania St.                                  December 2003, Mr. Jacobs was
Indianapolis, Indiana 46204                                 Assistant Vice President of U.S.
Age: 34                                                     Bancorp Fund Services, L.L.C.
---------------------------- ---------------- ------------- ------------------------------------- ------------ -------------------
Heather Barnes               Assistant        One Year;     Fund Administration Supervisor of     N/A          N/A
Unified Fund Services,       Secretary        Since 2004    Unified Fund Services, Inc. (2004
Inc.                                                        to present and 1999 to 2001).
431 North Pennsylvania St.                                  Regional Administrative Assistant
Indianapolis, Indiana 46204                                 of The Standard Register Company
Age: 29                                                     (2003- to 2004).
---------------------------- ---------------- ------------- ------------------------------------- ------------ -------------------




     The following table describes the dollar range of Fund shares beneficially owned by each Trustee of the Funds as of December 31, 2004.


---------------------------------------- -------------------------------------- --------------------------------------
Name of Trustee                          Dollar Range of Equity Securities in   Aggregate Dollar Range of Equity
                                         the Fund                               Securities in all Registered
                                                                                Investment Companies Overseen by
                                                                                Trustee in Family of Investment
                                                                                Companies
---------------------------------------- -------------------------------------- --------------------------------------
Sam B. Gould                             Dean Large Cap Value Fund - $10,001    $10,001 - $50,000
                                         - $50,000
---------------------------------------- -------------------------------------- --------------------------------------
Frank J. Perez                           Dean Small Cap Value Fund -over        Over $100,000
                                         $100,000
---------------------------------------- -------------------------------------- --------------------------------------
David H. Ponitz                          Dean Small Cap Value Fund - Over       Over $100,000
                                         $100,000
                                         Dean International Fund -
                                         $50,001-$100,000
---------------------------------------- -------------------------------------- --------------------------------------
Gilbert P. Williamson                    Dean Small Cap Value Fund -            $50,001-$100,000
                                         $50,001-$100,000
---------------------------------------- -------------------------------------- --------------------------------------


         There were no securities owned beneficially or of record by each Independent Trustee and his immediate family members in the following entities as of March 31, 2005.
o    The Adviser
o    The Underwriter
o    An entity directly or indirectly controlling, controlled by, or under common control with the Adviser or the Underwriter.



                            Compensation of Trustees


     The Funds pay each of the Trustees who are not affiliated with the Adviser annual compensation of $2,000 and a fee of $1,000 for each Board meeting attended, in addition to certain out-of-pocket expenses. Trustees of the Funds who are not affiliated persons of the Funds as a group received aggregate compensation of $27,000 from the Funds during the fiscal year ended March 31, 2005. The following table sets forth information concerning compensation received by trustees of the Funds during the year ended March 31, 2005.

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Name of Person, Position  Aggregate              Pension or Retirement   Estimated Annual       Total Compensation
                          Compensation from      Benefits Accrued as     Benefits upon          from Fund Complex
                          the Funds              Part of Fund Expenses   Retirement             Paid to Trustees*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Sam B. Gould, Trustee     $7,000                 N/A                     N/A                    $7,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Frank J. Perez, Trustee   $6,000                 N/A                     N/A                    $6,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
David H. Ponitz, Trustee  $7,000                 N/A                     N/A                    $7,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Gilbert P. Williamson,    $7,000                 N/A                     N/A                    $7,000
Trustee
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

*Messrs.  Gould,  Perez,  Ponitz and  Williamson  have  elected  to defer  their compensation by  participating  in the Dean Family of Funds  Directors  Deferred
Compensation   Plan  (the  "Plan").   The  Plan  is  a  non-qualified   deferred
compensation plan in which the Trustees will accrue their benefits on a tax-free basis until such time as they begin receiving distributions. The tax obligations of the Plan will be paid by Dean Investment  Associates.  Messrs.  Gould, Perez,
Ponitz and Williamson  will not be entitled to receive a  distribution  from the
Plan until the  termination of their services as a trustee of the Dean Family of
Funds or at the  discretion  of the  Board,  but in no  event  until  they  have attained the age of 72. As of March 31, 2005,  the total amount of  compensation accrued for Messrs.  Gould,  Perez,  Ponitz and Williamson was $41,440  $64,968,
$71,481 and $73,953, respectively.



CODE OF ETHICS

     The Trust, Dean Investment Associates and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. This
Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.


     Newton has also adopted a Code of Ethics under Rule 17j-1. Newton's Code also permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the International Fund.


PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Dean
Investment Associates, and with respect to the International Fund, Newton.

     Dean Investment Associates and Newton will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A and Appendix B, respectively. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for its review and consideration.


     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-899-8343; and (2) on the Commission's website at http://www.sec.gov.


PRINCIPAL SECURITY HOLDERS


     The following table provides information about the shareholders of each Fund that own of record 5% or more of the outstanding shares of each Class of the Fund as of July 1, 2005:


----------------- ------------------------------ ------------------------------ ------------------------------- --------------------
                         Large Cap Value                Small Cap Value                    Balanced                  International


----------------- ------------------------------ ------------------------------ ------------------------------- --------------------
Name and Address  Class A        Class C         Class A         Class C        Class A         Class C         Class A    Class C
----------------- -------------- --------------- --------------- -------------- --------------- --------------- ---------- ---------
Chauncey H. Dean
7777
Taylorsville
Road
Huber   Heights,
OH
----------------- -------------- --------------- --------------- -------------- --------------- --------------- -------------- -----
Estate of Zada
G. Dean
7777
Taylorsville
Road
Huber Heights,
OH
----------------- -------------- --------------- --------------- -------------- --------------- --------------- -------------- -----


---------------------- ----------------------- ------------------------------ ------------------------------ -----------------------
                          Large Cap Value             Small Cap Value                   Balanced                      International


---------------------- ----------------------- ------------------------------ ------------------------------ -----------------------
Name and Address       Class A   Class C       Class A         Class C        Class A        Class C         Class A        Class C
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------
Dean Exempt Family
Trust
2480 Kettering Tower
Dayton, OH
45423
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------
Merrill Lynch,
Pierce, Fenner &
Smith - for the sole
benefit of its
Customers,
4800 Deer Lake Drive
East
Jacksonville, FL
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------
Dennis D. Dean
2480 Kettering Tower
Dayton, OH
45423
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------
Dean Investment
Associates, LLC
2480 Kettering Tower
Dayton, OH
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------
University of Dayton,
300 College Park
Dayton, OH
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------
Donaldson Lufkin &
Jenrette
P.O. Box 2052
Jersey City, NJ
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------
Wells Fargo
Investments,
LLC
608 Second Ave. South
Minneapolis, MN
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------
Morgan Stanley
2000 Westchester
Ave.
Purchase, NY
---------------------- --------- ------------- --------------- -------------- -------------- --------------- -------------- --------


     Chauncey H. Dean may be deemed to control the Large Cap Value Fund, the Balanced Fund and the International Fund because he owns of record and beneficially more than 25% of the Class A shares of those funds.

     The  Estate of Zada G. Dean may be  deemed to  control  the Small Cap Value
Fund because it owns of record and beneficially more than 25% of the Class A shares of that fund.

     Merrill Lynch may be deemed to control each of the Funds because it owns of record and beneficially more than 25% each of the Fund's Class C shares.

     Wells Fargo  Investments,  LLC may be deemed to control  the  International
Fund  because  it owns of record  and  beneficially  more than 25% of the Fund's
Class C shares.

     Chauncey H. Dean may be deemed to control Dean Investment Associates because he owns of record and beneficially more than 25% of the outstanding voting securities of C.H. Dean, which owns all of the membership interest of Dean Investment Associates.


     At July 1, 2005, the officers and trustees of the Funds as a group owned beneficially ________ shares of the Dean Large Cap Value Fund Class A, _________ shares of the Dean Small Cap Value Fund Class A, and _________ shares of the
Dean International Fund Class A (_____%, _____% and _____% of the shares outstanding, respectively).



THE INVESTMENT ADVISER


     Dean Investment  Associates,  LLC, 2480 Kettering Tower, Dayton, Ohio 45423
("Dean Investment Associates") is the Funds' investment manager. Under the terms of the advisory agreements between the Trust and Dean Investment Associates, Dean Investment Associates manages the Funds' investments. The Large Cap Value
Fund,  the Small Cap Value Fund and the Balanced  Fund each pay Dean  Investment
Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The International Fund pays Dean
Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. The advisory fee paid by each Fund is allocated between its Class A and Class C shares on the basis of relative average daily net assets.



     The following tables provide information about the advisory fees that each Fund accrued for the last three fiscal periods. They also provide information about the amount of advisory fees that the Adviser voluntarily waived and the Fund expenses that the Adviser reimbursed in order to reduce the operating expenses of each Fund during those periods.


----------------------------------------------------------------------------------------------------------------------------
                                                   Large Cap Value Fund
        Fiscal Year Ended             Advisory Fees Accrued          Advisory Fees Waived          Expenses Reimbursed
--------------------------------- ------------------------------ ----------------------------- -----------------------------
              2003                           $106,715                      $46,217                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2004                           $81,702                       $64,454                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2005                           $78,760                       $64,584                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                   Small Cap Value Fund
        Fiscal Year Ended             Advisory Fees Accrued          Advisory Fees Waived          Expenses Reimbursed
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2003                           $169,453                      $25,764                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2004                           $157,802                      $40,776                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2005                           $164,475                      $58,965                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                       Balanced Fund
        Fiscal Year Ended             Advisory Fees Accrued          Advisory Fees Waived          Expenses Reimbursed
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2003                           $107,429                      $35,100                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2004                           $95,772                       $57,519                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2005                           $82,540                       $67,337                    Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                    International Fund
        Fiscal Year Ended             Advisory Fees Accrued          Advisory Fees Waived          Expenses Reimbursed
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2003                           $137,376                      $103,038                   Class A: None
                                                                                                      Class C: None
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2004                           $127,413                      $127,413                    Class A: $0
                                                                                                     Class C: $2,626
---------------------------------- ----------------------------- ----------------------------- -----------------------------
              2005                           $158,006                      $95,001                    Class A:  None
                                                                                                      Class C:  None
---------------------------------- ----------------------------- ----------------------------- -----------------------------



     Pursuant to a written contract between Dean Investment Associates and the Trust, Dean Investment Associates has agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses, other than brokerage commissions, extraordinary items, interest and taxes, in order to limit total annual Fund operating expenses to 1.85% of the average daily net assets allocable to Class A shares and 2.60% of the average daily net assets allocable to Class C shares of the Large Cap Value Fund, Small Cap Value Fund and Balanced Fund and 2.10% of the average daily net assets allocable to Class A shares and 2.85% of the average daily net assets allocable to Class C shares of the International Fund.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of Dean Investment Associates are paid by Dean Investment Associates.

     By its terms, the advisory agreement on behalf of each Fund will remain in force until April 1, 2006 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by Dean Investment Associates. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     Dean Investment Associates may use the name "Dean" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

THE SUB-ADVISER


     Newton Capital Management Ltd. (the "Sub-Adviser" or "Newton") has been retained by Dean Investment Associates to manage the investments of the International Fund. The Sub-Adviser is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. The Sub-Adviser is affiliated with Newton Investment Management Ltd., an United Kingdom investment advisory firm and subsidiary of Mellon Bank, which has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean
Investment Associates (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of the average value of the International Fund's daily net assets. For the fiscal periods ended March 31, 2003, 2004 and 2005, Dean Investment Associates paid the Sub-Adviser fees of $54,743, $50,969, and $63,206 respectively.

     By its terms, the Sub-Advisory Agreement will remain in force until April 1, 2006 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the International Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the International Fund's outstanding voting securities, or by Dean Investment Associates or Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.


THE UNDERWRITER


     2480 Securities LLC (the "Underwriter"), 2480 Kettering Tower, Dayton, Ohio 45423, is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Underwriter is a subsidiary of Dean Investment Associates. Mr. Miller is an officer of both the Trust and the Underwriter.


     The Underwriter currently allows concessions to dealers who sell shares of the Funds. The Underwriter receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. The Underwriter bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution.


     For the fiscal periods ended March 31, 2003, 2004, and 2005 the aggregate commissions collected on sales of Class A shares of the Trust were $23,026, $4,135, and $10,558, respectively, of which the Underwriter paid $19,753, $3,644, and $9,192 to unaffiliated broker-dealers in the selling network and earned $3,273, $491, and $1,366, respectively, from underwriting and broker commissions.

     Commissions paid to the Underwriter pursuant to the Distribution Agreement during the year ended March 31, 2005 were:

----------------------------------- --------------------- --------------------------- ------------------------------
               Fund                      Aggregate         Commissions Retained by        Brokerage Commissions
                                        Underwriting             Underwriter
                                        Commissions
----------------------------------- --------------------- --------------------------- ------------------------------
Large Cap Value Fund                       $3,018                    $470                        $2,548
----------------------------------- --------------------- --------------------------- ------------------------------
Small Cap Value Fund                       $5,059                    $628                        $4,431
----------------------------------- --------------------- --------------------------- ------------------------------
Balanced Fund                                $0                       $0                           $0
----------------------------------- --------------------- --------------------------- ------------------------------
International Fund                         $2,481                    $268                        $2,213
----------------------------------- --------------------- --------------------------- ------------------------------


     The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DEALER COMPENSATION ON SALES OF CLASS A SHARES

     Class A shares are sold at NAV plus an initial sales load. The Underwriter receives that portion of the initial sales load that is not reallowed to the dealers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers.

     In some cases, reduced initial sales loads for the purchase of Class A shares may be available and, under certain circumstances, Class A shares may be sold at NAV. When Class A shares are sold at NAV, the Underwriter may still pay a commission to the dealer as follows. For purchases of Class A shares of the Funds by qualified retirement plans with greater than 100 participants, the Underwriter may pay a dealer's commission of 1.00% of such purchase amount to participating unaffiliated dealers through whom such purchases are effected. For initial purchases of Class A shares of the Funds of $500,000 or more and subsequent purchases further increasing the size of the account, the Underwriter may pay a dealer's commission of 1.00% of such purchases from $500,000 to $3 million, .75% of such purchases from $3 million to $5 million and .50% of such purchases in excess of $5 million of the purchase amount to participating unaffiliated dealers through whom such purchases are effected.


     Purchases of Class A shares of the Funds and shares of any other fund that has made appropriate arrangements with the Underwriter may be aggregated to determine a dealer's eligibility for the commission. Dealers should contact the Underwriter concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds will not qualify for payment of the dealer's commission, unless such exchange is from a fund with assets as to which a dealer's commission or similar payment has not been previously paid.

     In addition to the compensation otherwise paid to dealers, the Underwriter may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

DISTRIBUTION PLANS


     Class A Shares -- As stated in the Prospectus, the Funds have adopted a plan of distribution and service with respect to the Class A shares of the Funds (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution, promotion and service of that Fund's Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of a Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended March 31, 2005, Class A shares of each Fund did not incur any distribution and service expenses.

     Class C Shares -- The Funds have also adopted a plan of distribution and service (the "Class C Plan") with respect to the Class C shares of the Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of a Fund allocable to its Class C shares, which may be paid to other dealers based on the average value of the Fund's Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per year of that Fund's daily net assets allocable to its Class C shares for expenses incurred in the distribution, promotion and service of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per year of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. For the fiscal year ended March 31, 2005, Class C shares of each Fund did not incur any distribution and service expenses.


     General Information Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

     The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

     Under the terms of a Mutual Fund Services Agreement, Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana, 46206-6110, serves as transfer agent and shareholder services agent, fund accounting agent, and administrator for the Trust. Unified is a wholly-owned subsidiary of Unified Financial Services, Inc.

     As transfer agent and shareholder services agent, Unified maintains the records of each shareholder's account, answers shareholder's inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Unified receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,000 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

     As fund accounting agent, Unified calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Unified receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to a $26,000 minimum annual fee for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by Unified in obtaining valuations of such Fund's portfolio securities.

     As administrative services agent for the Trust, Unified supplies non-investment related administrative and compliance services for the Funds. Unified prepares tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Unified receives a monthly fee from each Fund at an annual rate of 0.09% of its average daily net assets up to $100 million, 0.06% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to a $1,250 minimum monthly fee for each Fund.


     For the fiscal years ended March 31, 2005, 2004, and 2003, the Trust paid Unified fund accounting and administrative services fees, including reimbursement for out-of-pocket expenses, of $196,042, $188,107, and $198,612, respectively.

     For the fiscal years ended March 31, 2005, 2004, and 2003, the Trust paid Sunguard sub-accounting and recordkeeping fees, including reimbursement for out-of-pocket expenses, of $4,268, $2,239, and $16,462, respectively. A portion of these amounts were then paid by Sunguard to Dean Investment Associates, under a shared-services agreement.

     For the fiscal years ended March 31, 2005, 2004 and 2003, the Trust paid Merrill Lynch sub-accounting and recordkeeping fees, including reimbursement for
out-of-pocket   expenses,   of  approximately   $7,309,   $5,977  and  $7,563,
respectively.


CUSTODIAN


     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the investments of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund. U.S. Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


     Boston Safe Deposit and Trust Company ("Boston Safe"), One Boston Place, Boston, Massachusetts, has been retained to act as Custodian for the investments of the International Fund. Boston Safe acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. Boston Safe and Newton are both subsidiaries of Mellon Bank. Boston Safe receives remuneration for its services in accordance with the Mutual Fund Custody and Services Agreement between Boston Safe and the Trust in the amount of 0.09% for the first $100 million of each Fund's average daily net assets; 0.06% from $100 million to $250 million of such net assets; and 0.03% over $250 million of such net assets.

INDEPENDENT PUBLIC ACCOUNTANT


     The Funds' independent public accountant is Ernst & Young LLP ("E&Y"). E&Y performed an audit of the financial statements of the Trust as of March 31, 2005. In addition, E&Y performs tax compliance work for each of the Funds.


THE PORTFOLIO MANAGERS

         Other Accounts Managed


     The Portfolio Managers to the Dean Funds also may be responsible for the day-to-day management of other accounts, as indicated by the following table. None of the accounts managed by the Advisor's portfolio managers has an advisory fee based on the performance of the account. The Sub-Advisor's preferred method of remuneration is through performance related fees. Over 85% of the Sub-Advisor's institutional segregated clients appoint the Sub-Advisor on this basis including one client in the `other accounts' category below that Paul Butler, portfolio manager for the International Fund, manages.


         Other Accounts Managed (as of March 31, 2005)


------------------------------- ---------------------------- ---------------------------- ----------------------------
  Name of Portfolio Manager          Type of Accounts         Total Number of Accounts           Total Assets
                                                                       Managed
------------------------------- ---------------------------- ---------------------------- ----------------------------
Daniel B. Campbell, II          Registered investment                     0                           $0
                                companies
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Other pooled investment                   0                           $0
                                vehicles
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Other accounts                           1016                   $447 million
------------------------------- ---------------------------- ---------------------------- ----------------------------
Kelly R. Ko                     Registered investment                     0                           $0
                                companies
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Other pooled investment                   0                           $0
                                vehicles
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Other accounts                          922                     $404 million
------------------------------- ---------------------------- ---------------------------- ----------------------------
John Appleby                    Registered investment                    0                            $0
                                companies
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Other pooled investment                  0                            $0
                                vehicles
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Other accounts                         296                       $133 million
------------------------------- ---------------------------- ---------------------------- ----------------------------
Paul Butler*                    Registered investment                    2                        $63 million
                                companies
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Other pooled investment                  4                      $790.6 million
                                vehicles
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Other accounts                           3                      $451.6 million
------------------------------- ---------------------------- ---------------------------- ----------------------------

* Assets managed directly by Paul Butler have been included in the table above, however, assets managed by the global equity team which Paul Butler leads, total approximately $4.5 billion in 25 accounts.


     Potential Conflicts of Interest

     The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the Dean Funds and the other accounts noted above. The investment strategies of the Dean Funds and the other accounts managed by the Portfolio Managers do not materially conflict in any way. The other accounts either follow an investment strategy very similar to the Fund's or invest in securities that the Dean Funds would not typically invest in.

     There will be times when the Adviser and Sub-Advisor may recommend purchases and/or sales of the same portfolio securities for the Dean Funds and its other clients. In such circumstances, it is the policy of the Adviser and Sub-Advisor to allocate purchases and sales among the fund and its other clients on a pro-rata basis or if necessary, in another manner which the Adviser or Sub-Advisor, as applicable, deems equitable. Simultaneous transactions could adversely affect the ability of the Dean Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

     Compensation

     Each of the Portfolio Managers employed by the Adviser receives an industry competitive base salary. In addition, each of the Adviser's Portfolio Managers is eligible for bonus salary based on the overall operations of the Adviser, C.H. Dean, and the other subsidiaries of C.H. Dean. Finally, the Adviser's
Portfolio Managers participate in the C.H. Dean Profit Sharing Plan (retirement plan) in the same manner as all other employees.

     Paul Butler receives an industry competitive base salary. In addition,  Mr.
Butler participates in a phantom equity incentive program, through which up to 12% of the value of the firm will be granted as incentives to the Sub-Advisor's valued personnel, including Mr. Butler, over rolling four year vesting periods.
In the first year, the program will grant 3% of the Sub-Advisor's value to this group of personnel. This phantom equity program is in addition to its annual incentive cash bonus. The benefits under the phantom equity plan are related directly to the financial performance of the Sub-Advisor.

     Mr. Butler's compensation is generally represented equally by salary, bonus
and  benefits  from  its  Long-Term   Incentive  Plan.  The  level  of  variable
compensation  is 0% of  base to in  excess  of  200%  of  base  for  exceptional performers.  The amount  depends on  corporate  profits,  team  performance  and individual performance.

     Disclosure of Securities Ownership

     The  following  table  indicates the dollar range of securities of the Dean
Funds beneficially owned by the Portfolio Managers as of March 31, 2005, the Trust's most recent fiscal year-end:


---------------------------------------- -------------------------------------- --------------------------------------
       Name of Portfolio Manager            Fund Shares Beneficially Owned       Dollar Value of Beneficially Owned
                                                                                               Shares
---------------------------------------- -------------------------------------- --------------------------------------
Daniel B. Campbell, II*                                 0                                       0
---------------------------------------- -------------------------------------- --------------------------------------
Kelly R. Ko*                                            0                                       0
---------------------------------------- -------------------------------------- --------------------------------------
John Appleby*                                           0                                       0
---------------------------------------- -------------------------------------- --------------------------------------
Paul Butler                                             0                                       0
---------------------------------------- -------------------------------------- --------------------------------------
*Each of the Dean portfolio managers participates in the C.H. Dean & Associates,
Inc. Profit Sharing Plan (the "Plan"). The Plan currently invests a portion of its assets in the Dean International Fund.



SECURITIES TRANSACTIONS

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by Dean Investment Associates and Newton and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Dean Investment Associates and Newton seek best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Dean
Investment Associates and Newton generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.


     The table below provides information about the total brokerage commissions paid by the Funds and the brokerage commission paid by the Funds to 2480
Securities LLC which is an affiliated person to the Adviser.

------------------------------------------------- ----------------------- ---------------------- ---------------------
Large Cap Value Fund                                    Year ended             Year ended             Year ended
                                                      March 31, 2003         March 31, 2004         March 31, 2005
------------------------------------------------- ----------------------- ---------------------- ---------------------
  Total Brokerage Commissions Paid                               $34,437                $20,405               $12,101
------------------------------------------------- ----------------------- ---------------------- ---------------------
  Brokerage Commissions Paid to                                       $0                     $0                    $0
  2480 Securities LLC
------------------------------------------------- ----------------------- ---------------------- ---------------------
Small Cap Value Fund
------------------------------------------------- ----------------------- ---------------------- ---------------------
  Total Brokerage Commissions Paid                              $116,229                $81,828               $76,172
------------------------------------------------- ----------------------- ---------------------- ---------------------
  Brokerage Commissions Paid to                                       $0                     $0                    $0
  2480 Securities LLC
------------------------------------------------- ----------------------- ---------------------- ---------------------
Balanced Fund
------------------------------------------------- ----------------------- ---------------------- ---------------------
  Total Brokerage Commissions Paid                               $20,972                $17,423                $8,821
------------------------------------------------- ----------------------- ---------------------- ---------------------
  Brokerage Commissions Paid to                                       $0                     $0                    $0
  2480 Securities LLC
------------------------------------------------- ----------------------- ---------------------- ---------------------
International Fund
------------------------------------------------- ----------------------- ---------------------- ---------------------
  Total Brokerage Commissions Paid                               $62,627                $54,687               $47,562
------------------------------------------------- ----------------------- ---------------------- ---------------------
  Brokerage Commissions Paid to                                       $0                     $0                    $0
  2480 Securities LLC
------------------------------------------------- ----------------------- ---------------------- ---------------------

     The amount of brokerage commissions paid in a fiscal year varies as a result of the volume of portfolio securities transactions during the year, which is reflected in the corresponding portfolio turnover rate.

     The Funds may attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, Dean Investment Associates, and with respect to the International Fund, Newton, may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company
Act of 1940 (the "1940 Act") and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, Dean Investment
Associates, Newton or the Underwriter.

     Dean Investment Associates and Newton are specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which Dean Investment Associates and Newton exercise investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Dean Investment Associates or Newton determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Dean Investment Associates' and, with respect to the International Fund, Newton's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds, Dean
Investment Associates and Newton, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by Dean Investment Associates and Newton in servicing all of their accounts and not all such services may be used in connection with the Funds. During the fiscal year ended March 31, 2005, the Trust directed brokerage transactions in the following amounts to Jefferies &
Company, Inc., and BNY Brokerage because of research services provided by these firms: $14,440,283 and $25,194,726, respectively, resulting in commissions paid in the following amounts: $34,927, and $62,257, respectively.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, Dean Investment Associates or Newton may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No
Fund will effect any brokerage transactions in its portfolio securities with Dean Investment Associates or Newton if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Underwriter nor other affiliates of the Trust, Dean Investment Associates or Newton will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange
(generally 4:00 p.m., Eastern Time), on each day the Trust is open for business.
The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

     The value of non-dollar denominated portfolio instruments held by the International Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S.
dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the International Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

OTHER PURCHASE INFORMATION


     The Prospectus describes generally how to purchase shares of the Funds. The
Trust's Account Application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.


REDEMPTION IN KIND

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

TAXES

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     As of March 31, 2005, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:



------------------------------------------------------------------ -------------------------- ------------------------
Fund                                                                        Amount               Expires March 31
------------------------------------------------------------------ -------------------------- ------------------------
Large Cap Value Fund                                                              $1,089,633           2011
------------------------------------------------------------------ -------------------------- ------------------------
Large Cap Value Fund                                                              $2,705,717           2012
------------------------------------------------------------------ -------------------------- ------------------------
Balanced Fund                                                                       $478,290           2011
------------------------------------------------------------------ -------------------------- ------------------------
Balanced Fund                                                                     $1,017,834           2012
------------------------------------------------------------------ -------------------------- ------------------------
International Fund                                                                $2,322,810           2010
------------------------------------------------------------------ -------------------------- ------------------------
International Fund                                                                 $257,125            2011
------------------------------------------------------------------ -------------------------- ------------------------
International Fund                                                                 $158,430            2012
------------------------------------------------------------------ -------------------------- ------------------------


     Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing a Fund's net income, a portion of the income may be classified as a return of capital (which will lower a shareholder's tax basis). If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in a shareholder's taxable income. However, a shareholder may be able to claim an offsetting tax credit or itemized deduction on his return for his portion of foreign taxes paid by the Fund.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

     Investments by the Funds in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Funds at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Funds to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

     Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

     The Funds' use of hedging techniques, such as foreign currency forwards, involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

     Certain hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Although regulations implementing the straddle rules have been promulgated recently, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds that is taxed as ordinary income when distributed to shareholders. The Funds may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, that are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Funds may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or options on futures contracts.

CALCULATION OF INVESTMENT PERFORMANCE


     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods or for the periods of the Fund's operations that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P (1 + T)n = ERV

    Where:        P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 and
                                    10 year  periods at the end of the 1, 5 or 10 year  periods  (or  fractional  portion  thereof), assuming
                                    reinvestment of all dividends and distributions.

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return (after taxes on distributions)," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:             P          =     a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on distributions)
                  n        =        number of years
                  ATVD     =        ending value of the  hypothetical  $1,000  investment  made at the  beginning of the  applicable period at the end of the  applicable  period,  after taxes on fund  distributions  but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus
(including any applicable sales load) on the reinvestment dates during the period.

     "Average   annual  total  return   (after   taxes  on   distributions   and
redemptions),"  as defined by the SEC, is computed by finding the average annual compounded  rates of return  for the  period  indicated  that  would  equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on distributions and redemptions)
                  n        =        number of years
                  ATVDR=            ending value of the  hypothetical  $1,000  investment  made at the  beginning of the  applicable period at the end of the applicable period, after taxes on fund distributions and redemptions.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus
(including any applicable sales load) on the reinvestment dates during the period.

     Total return figures assume that the maximum sales charge or maximum contingent deferred sales charge, as the case may be, has been deducted from the investment at the time of purchase or redemption, as applicable.

     Each Fund may also advertise total return (a "non-standardized  quotation")
which  is  calculated   differently   from  average   annual  total  return.   A
nonstandardized  quotation  of total  return may be a  cumulative  return  which measures the percentage  change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  This computation does not include the effect of the applicable  sales load which, if included,  would reduce total return. A nonstandardized  quotation may also indicate average annual compounded rates of return  without  including the effect of the  applicable  sales load or over periods  other than those  specified  for average  annual total  return.  A nonstandardized  quotation  of total  return will always be  accompanied  by the
Fund's average annual total return as described above.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                           Yield = 2[(a-b/cd +1)6 -1]
         Where:
         a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      the average daily number of shares outstanding during the period that were entitled to receive dividends
         d =      the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations that are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index, the Russell 1000 Index, the Russell 2000 Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and the Europe, Australia and Far East Index compiled by Morgan Stanley.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the investment adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages and indices are generally unmanaged and that the items included in the calculations of such averages and indices may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that a Fund's performance, which may be better or worse than the performance of such other averages or indices, will continue.


EXPENSE RATIO

     The ratio of expenses to average net assets of a class of shares of a Fund is calculated by dividing the expenses of the class (which includes expenses specific to the class, such as registration fees, transfer agent fees and distribution and service (12b-1) fees, as well as expenses of the Fund that are allocated to the class) by the average net assets attributable to the class. Expense ratios may be shown before fee waivers and/or expense reimbursement by Dean Investment Associates (a "gross expense ratio") or after fee waivers and/or reimbursement by Dean Investment Associates (a "net expense ratio").


     The expense ratios of the Classes will differ because the expenses of the Class A shares and the Class C shares of a Fund will differ. In addition, the size of a class of shares, as measured by its average net assets, will affect the expense ratio of a class. As a result, the expense ratio of the small class of shares may be subject to wider fluctuations than the expense ratio of a larger class of shares. For example, if the expenses of a small class of shares remain the same from one year to the next, a small decrease in average net assets may result in a higher expense ratio. On the other hand, if the expenses of a large class of shares remain the same for one year to the next, a similar decrease in average net assets may have little or no impact on the expense ratio.


     Because a combination of factors determines an expense ratio, there may not be a direct relationship between a change in expenses and the expense ratio or a change in average net assets and the expense ratio. In addition, the size of a change in one factor in comparison to the size of a change in another factor may impact both the size and the direction of the corresponding change in the expense ratio.

ANNUAL REPORT


     The Funds' financial statements as of March 31, 2005, which have been audited by E&Y, are incorporated into this Statement of Additional Information by reference to the Funds' Annual Report to Shareholders. The Trust will provide the Annual Report without charge at written or telephone request.

                                   APPENDIX A


                         DEAN INVESTMENT ASSOCIATES, LLC

                      PROXY VOTING POLICIES AND PROCEDURES



RESPONSIBILITY TO VOTE PROXIES


     Dean Investments Associates, LLC ("Dean") has assumed the responsibility of voting proxies on behalf of certain clients who have properly delegated such responsibility to Dean (each a "Client" and collectively the "Clients").


     Dean is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). The proxy voting policies and procedures described herein are designed to meet the applicable proxy voting standards for both ERISA and non-ERISA Clients. Therefore, these proxy voting policies and procedures apply to all of the Clients.


     A copy of the Proxy Voting Policies and Procedures will be retained in Dean's files. Dean may amend its proxy policies and procedures from time to time without prior notice to its Clients, except as required by law.


     Information about how Dean voted with respect to the securities held in the portfolio of a Client is available to the Client upon written request. Any request from a Client for information about how Dean voted with respect to the securities held in the Client's portfolio and any written response of Dean will be retained in Dean's files.


     Information about how Dean voted with respect to the securities held in the portfolios of its Clients and all documentation related to the proxy voting procedures discussed below will be retained in Dean's files for a period of five years from the end of the fiscal year during which the last entry was made on such record.


PROXY VOTING POLICY AND PROCEDURES


     Consistent with applicable fiduciary standards, Dean will vote proxies with respect to the securities held in a Client's portfolio unless Dean determines that any benefit that the Client might gain from voting a proxy would be outweighed by the costs associated with voting. In voting such proxies, Dean will act prudently, taking into consideration those factors that may affect the value of the security, and will vote such proxies in a manner that, in its opinion, is in the best interest of the Client.

CONFLICTS OF INTEREST


     There may be occasions where the voting of proxies may present an actual or perceived conflict of interest between Dean and its Clients.


         Potential conflict of interest situations include, but are not limited to, the following situations:

          - where Dean or an affiliated person of Dean (a "Dean Affiliate") manages assets, administers employee benefit plans, or provides other financial services or products to a company whose management is soliciting proxies,

          - where Dean or a Dean  Affiliate  manages  assets of a proponent of a
          proxy  proposal  or  has  another  business   relationship   with  the
          proponent,

          -  where  Dean  or  a  Dean   Affiliate   has   personal  or  business
          relationships with participants in a proxy contest or with corporate directors or candidates for corporate directorships, or

          - where Dean or a Dean Affiliate has a personal interest in the outcome of a particular matter before shareholders.


     In order to avoid even the appearance of impropriety, if Dean determines that voting a proxy for a Client presents an actual or potential conflict of interest, Dean will disclose the conflict to the Client and obtain the Client's consent before voting such proxy.


PROXY VOTING PROCEDURES


     The Dean Research Department determines the manner in which a proxy will be voted based on review of Management's recommendation and a third-party service provider's recommendation and analysis.


     Where an issue may adversely affect the value of the portfolio security, the portfolio manager determines the manner in which a proxy will be voted.


     All determinations are documented in writing and signed and dated by a member of the Dean Research Department.


     The Dean Research Department forwards instructions on how to vote a particular proxy to the Dean Operations Department.

     The Dean Operations Department monitors the proxy voting process to ensure that proxy materials are provided to, and voting instructions are received from, the Dean Research Department. The Dean Operations Department votes proxies as instructed by the Dean Research Department and transmits such proxies in a timely manner pursuant to the instructions provided in the proxy materials.

     The Dean Operations Department maintains information about the manner in which Dean voted the proxies related to securities held in each Client's portfolio and provide proxy voting reports to Clients upon request. The Dean Operations Department also maintains all required records related to proxy voting on behalf of the Clients, including but not limited to, copies of proxy materials and internal documentation related to the proxy voting process.


     Each Client's custodian or trustee is responsible for forwarding proxy solicitation material to Dean in a timely manner.


PROXY VOTING GUIDELINES


     Dean considers each proposal on its own merits. The following guidelines provide a broad outline of how Dean generally votes with respect to certain types of issues.


         A.       Basic Corporate Governance Issues


     Dean generally will vote for corporate proposals recommended by management of a company unless the proposal will have a negative impact on the value of the company's stock.


         Dean generally will vote FOR management proposals related to:

                  -   Annual election of directors
                  -   Appointment of auditors
                  - Reasonable indemnification of management or directors or both
                  -   Confidentiality of voting
                  -   Equal access to proxy statements
                  -   Cumulative voting
                  -   Declassification of boards
                  -   Majority of independent directors

         Dean generally will vote AGAINST management proposals related to:

                  - Removal of directors from office only for cause or by a supermajority vote
                  -   "Sweeteners" to attract support for proposals
                  -   Unequal voting rights ("superstock")
                  -   Staggered or classified election of directors
                  - Limitations on shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors,
                  - Actions designed to limit or abolish shareholder rights to act independently such as acting by written consent
                  -   Voting unmarked proxies in favor of management
                  -   Eliminating existing pre-emptive rights

         B.       Anti-Takeover Defense and Related Actions


     Dean  generally  will  vote  AGAINST  management  sponsored   anti-takeover
proposals since they tend to reduce shareholders rights.

         Dean generally will vote FOR proposals related to:
                  -   Fair price provisions
                  - Certain increases in authorized shares and/or creation of new classes of common or preferred stock
                  -   Eliminating greenmail provisions
                  -   Eliminating poison pill provisions
                  -   Re-evaluating or eliminating existing "shark repellents"

         Dean generally will vote AGAINST:
                  - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholder approval
                  - Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholder approval

     C. Compensation Plans

     Dean believes that, in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. Dean generally will vote FOR management sponsored compensation plans that are reasonable, industry competitive and not unduly burdensome to the company.


Dean generally will vote FOR:

                  -   Stock option plans and/or stock appreciation right plans
                  - Profit incentive plans if the option is priced at 100% fair market value
                  - Extension of stock option grants to non-employee directors in lieu of cash compensation if the option is priced at or about the then fair market value
                  -   Profit sharing, thrift or similar savings plans

         Dean generally will vote AGAINST:

                  - Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment
                  - Stock option plans that are overly generous (below market price or with appreciation rights paying the difference between the option price and the stock price)
                  - Stock options plans that permit pyramiding or permit the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available

                  - Incentive plans that become effective in the event of hostile takeovers or mergers (golden and tin parachutes)
                  - Proposals creating an unusually favorable compensation structure in advance of a sale of the company
                  - Proposals that fail to link executive compensation to management performance
                  - Acceleration of stock options/awards if the majority of the board of directors changes within a two year period
                  - Grant of stock options to non-employee directors in lieu of cash compensation at a price below 100% fair market value
                  - Adoption of a stock purchase plan at less than 85% of fair market value

            D.    Capital Structure and Recapitalization

     Dean recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets or to restructure their financial position. Dean generally will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and attain a better financial position. Dean generally will vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

         Dean generally will vote FOR:


               - Proposals to reincorporate or reorganize into a holding company

               - Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been shown

         Dean generally will vote AGAINST:

               - Proposals designed to discourage mergers and acquisitions in advance

               - Proposals to change the company's state of incorporation to a state less favorable to shareholders interests

               - Reincorporating in another state to implement anti-takeover measures

                                   Appendix B

                         NEWTON CAPITAL MANAGEMENT LTD.

                      PROXY VOTING POLICIES AND PROCEDURES

       Responsible Investment

        Guidelines and procedures







































A Mellon Financial CompanySM

 NEWTON
 The Power of Ideas

"The country's economy depends on the drive and efficiency of its companies. Thus the effectiveness with which their boards discharge their responsibilities determines Britain's competitive position. They must be free to drive their companies forward, but exercise that freedom within a framework of effective accountability." The Cadbury Report

Contents




 Protecting value                                              2
 Acting responsibly                                        2 & 3
 Principal guidelines                                        4-6
 Interaction                                               7 & 8
 Socially Responsible Investment                               9
 Voting policy and procedure                             10 & 11
 Appendices                                                12-16

2                                                        Responsible Investment
[GRAPHIC OMITTED]


 Protecting value



Newton is committed to performance. This is achieved through investment expertise in stock selection and portfolio construction. Intrinsic to the understanding of the potential of an investment is an appreciation of the quality of the company's management structure, the appropriateness of its internal controls and the assurance that social, environmental and ethical matters are managed to the benefit of long-term shareholder value.

Having undertaken the investment, we must also continue to protect and enhance the value of our clients' holdings.


In formulating a policy, we must take into account our responsibilities towards our clients, in terms of investment and performance, as well as our position as agents on behalf of these clients.


Acting responsibly


Participating in the development of good standards in responsible investment


The field of responsible investment includes corporate governance, shareholder activism and social, environmental and ethical (SEE) considerations.


Responsible investment is not a science. Standards change and develop. This reflects both circumstance and views on the most appropriate or effective means of ensuring that managements act in the best interests of shareholders. Adopting a prescriptive or "box ticking" approach towards responsible investment is generally inappropriate. Our clients are not best served by ensuring that the letter of a code is met, while the substance or spirit is ignored or misunderstood.


Newton believes it is important to be involved in the debate over the development of good standards in responsible investment and to understand, as fully as possible, the issues or problems faced.

Responsible Investment
3
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Corporate Governance Forum - Newton is active in the Corporate Governance Forum, a group of major institutional shareholders, which meets regularly to discuss matters of corporate governance. Through these meetings and the Forum's involvement with other interested parties, the members of the Forum can share in a wider understanding of the issues involved in good corporate governance.


PPG - The Performance Pay Group was formed out of the Corporate Governance Forum. The Group concentrates on achieving agreement amongst the participants on standards of best practice in remuneration, as well as discussing specific remuneration issues.

ABI Voting Issues Service - Newton subscribes to the Association of British Insurers Voting Issues Service. This service covers 700 predominantly larger UK companies. Voting Issues Reports are prepared by the ABI on the resolutions at UK company meetings. Voting Issues Reports review all of the voting resolutions and comments on aspects that could be considered "contentious" or which merit special attention. "Contentious" issues are usually those where the proposed resolution breaches some generally accepted guidance or standard of "best practice", such as the Combined Code on Corporate Governance or guidelines published by the investor protection agencies (ABI, NAPF, IMA etc).

IMA - Newton is a member of the Investment Management Association and is represented on the asset management committee of the IMA. As a representative of the IMA, Newton was involved in the creation of the Institutional Shareholders' Committee's statement of principles, The Responsibilities of Institutional Shareholders and Agents'.


International Corporate Governance Network - Newton is a member of the ICGN. This body brings together corporate governance professionals from around the world by providing a forum for discussion of recent developments and initiatives in corporate governance internationally.


NAPF - Newton is also a member of the National Association of Pension Funds. The NAPF is active in the development of good corporate governance and provides guidance on best practice to the fund management industry.

ISS - For companies outside the UK, Newton subscribes to Institutional Shareholder Services, an US based global proxy advisory service.


RIN - The Responsible Investors' Network brings together institutions interested in social, environmental and ethical matters. Apart from discussion, the group has been involved in initiatives such as the Carbon Disclosure Project.


Dialogue - Regular meetings with the managements of current or potential investments are invaluable in ensuring that the requirements of both a management and its shareholders are understood and aligned. In addition to regular "one-to-one" meetings on company performance, Newton will meet managements to discuss specific governance and SEE matters, as is required.

4                                                       Responsible Investment
[GRAPHIC OMITTED]


 Principal guidelines

The corporate governance guidelines used by Newton in the UK are those outlined in the Combined Code on Corporate Governance, by the wider comments in the Cadbury, Greenbury, Hampel, Higgs and Smith reports that underpin the Combined Code and by the guidelines published by the ABI, IMA and NAPF. These may be modified, in exceptional circumstances, to safeguard the best interests of our clients. In such situations, further advice or clarification is likely to be sought from the company involved or from other professional bodies, such as the ABI.


The board - It is important that the board has an effective structure, access to adequate training, undertakes suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and has planned succession. There should be a balance between executive and non-executive directors (NEDs). The board should be supplied with all necessary information in a timely manner. It should undertake its own yearly evaluation. The board should review, at least annually, the effectiveness of the company's internal controls.


Terms of election - Newton agrees with the Combined Code recommendation that all board directors should submit themselves for re-election by rotation. This should occur at least once every three years. We would, however, expect directors over the age of 70 to seek re-election annually.


Chairman/chief executive - Newton agrees that it is in the best interests of shareholders for these roles to be separate. The division of chairman and chief executive should "ensure a balance of power and authority, such that no one individual has unfettered powers of decision". Newton, generally, is opposed to a chief executive becoming the chairman of the same company.

Non-executive directors - NEDs play a vital role of counsel and oversight of executive management, safeguarding the interests of shareholders. The board should include at least three independent non-executive directors (two in the case of smaller companies) and these independent directors should form a majority within the NEDs.


The main factors to take into account when reviewing the independence of a NED are highlighted in the Combined Code. In particular, Newton looks unfavorably on NEDs receiving share options, participating in performance related pay schemes or having links with the company's advisors.


A senior independent director should act as a conduit between the NEDs and the shareholders and should ensure that the views of the independent NEDs play a prominent role in the deliberations of the board.


The number of non-executive positions an individual may hold with different companies cannot be prescribed. However, it is important that the director is able to give sufficient or generous attention to each position held, especially at times of corporate turbulence.

For NEDs, the overall length of service should be judged against the requirement for independence and, in some cases, the desirability of a regular introduction of fresh experience and judgment.


Board committees - It is important that there is a transparent and rigorous process for appointing directors. This should be the responsibility of the nomination committee. A majority of the members of the committee should be independent NEDs.

Responsible Investment                                                        5

--------------------------------------------------------------------------------


An audit committee should also be established to review financial controls and reporting, and relationships with the external auditors. This committee should consist only of independent NEDs.


Similarly, a remuneration committee should take responsibility for setting the remuneration of all executive directors and the chairman. This committee should also consist only of independent NEDs.


Remuneration - Levels of remuneration should be appropriate to attract and retain suitable staff. A significant proportion of this reward should be linked to both corporate and individual performance.

Options and LTIPs - Newton is in agreement with the statements made in both the Cadbury and Greenbury Reports with regard to directors' share options. Both reports accepted that such schemes can play an important role in aligning director and shareholder interest and in providing long term incentives for directors. The drawbacks of the traditional form of these schemes are, however, also highlighted by Greenbury. The benefit received by the director may have more to do with exercise price discounts, price inflation and stock market movement than any particular effort by the director on behalf of the shareholders. In addition, the need to sell shares, in order to finance the exercise of the options, has rarely led to directors being able to build substantial holdings in the companies they manage. Such a development, where directors retained meaningful holdings, would help to ensure a commonality of interest between directors and shareholders.

The Greenbury Report suggested that the replacement of share option schemes with Long Term Incentive Plans (LTIPs) could be as effective, or more so, in linking management rewards to performance. Unfortunately, such schemes tend to be complex both to understand and evaluate, while some rely on performance criteria which appear far from challenging. Newton favours clear schemes which disclose realistic "hurdle rates" and which reward good performance, at least above median, as against a relevant peer group.


Newton is a member of the Performance Pay Group, an informal group of institutional shareholders, which has drawn up a code of principles for Long Term Incentive Plans. Newton broadly subscribes to these principles which are shown in Appendix I.


Contracts - On length of executives' service contracts, Newton is in general agreement with the Greenbury Report on the desirability of reducing the standard length of service contracts. Newton also believes that Greenbury is correct to identify the need for flexibility. However, notice periods of no more than a year are desirable.

Terminations - In cases of early termination, there should be an intention not to reward for poor performance. Should the contract contain compensation commitments, these should be no more than one year's remuneration, while a robust approach to mitigating losses might suggest that they should be considerably less than this period.


We are strongly opposed to the granting of share options at a discount to the market price and to the re-granting of surrendered options at a lower price.


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6                                                    Responsible Investment
[GRAPHIC OMITTED]

Alterations - Newton would hope that any major alterations to a company's remuneration structure would be the subject of a separate and binding resolution at a General Meeting. The remuneration report, which is merely advisory, is not an appropriate vehicle for communicating major changes in remuneration to the shareholders.


Auditors - The independence of auditors plays a crucial role in protecting shareholders. Remuneration of auditors for non-audit services should be, as required by the Combined Code, kept under review by the audit committee. Best practice requires that non-audit fees be disclosed within auditors' remuneration in the annual report and accounts. Where non-audit fees appear excessive, Newton will seek clarification or justification from the company.


AGMs - Information on proxy votes should be made publicly available, including the level of proxies for, against or abstentions on each resolution. The proxy voting process remains complex and fraught with difficulties. Electronic proxy voting is unlikely, by itself, to prove a solution to the problems. A voting register date, assuming no trading restrictions, would solve the problem of the high number of proxy instructions invalidated by movements in holdings.

Responsible Investment
7
[GRAPHIC OMITTED]



 Interaction


Activism - The Myners' Review suggested that all pension fund trustees should incorporate the principle of the US Department of Labor Interpretive Bulletin on activism into fund management mandates. This bulletin highlights the responsibility to vote proxies on issues that may affect the value of a plan's investment. In addition, it suggests that activism, in areas such as mergers and acquisitions, compensation and training, is appropriate where there is a reasonable expectation that such activity will lead to enhancement of the value of the plan. This recommendation in the Myners' Review was supported in the government's response of October 2001. It was also indicated that, in due course, the principle would be more clearly incorporated into UK law.


Institutional Shareholders' Committee - In October 2002, a Statement of Principles, with regard to shareholder activism, was issued by the Institutional Shareholders' Committee (ISC). The ISC included representatives from the Association of British Insurers (ABI), the Association of Investment Trust
Companies (its), the National Association of Pension Funds (NAPF) and the Investment Management Association (IMA).


The statement from the ISC highlighted various requirements of institutional shareholders and agents. They should have -

o a clear statement of their policy on activism and how the responsibilities assumed will be discharged;
o a clearly communicable process for monitoring the performance of investee companies;
o an ability to set out the circumstances where they will actively intervene;


o        a method of assessing the effectiveness of their activism; and
o a reporting method for clients detailing how responsibilities in this area are being discharged.


Newton's response - Newton is an active fund manager with a focus on high performance mandates. Its investment process is rooted in stock selection aligned with a global thematic backdrop. Fundamental research on stocks is crucial to the investment process, as are regular meetings with company representatives. In addition, Newton has global proxy voting procedures and pursues actively contentious issues in this area. In-house expertise is provided by Newton's global research department, regional specialists and corporate governance officer.


Newton's aim is to find companies which have an ability to invest for growth, have strong managements, a sustainable strategy and financial viability.


Monitoring - The monitoring of investee companies is principally undertaken by our research analysts. These analysts come from a variety of backgrounds, including industry, consultancy and stockbroking, and have, on average, relevant experience of 11 years. A bespoke intranet-based research database maintains financial ratios and forecasts on key holdings, whilst also capturing analysts' comments on these stocks. A log of meetings with the managements of companies, both internal and external, is maintained, as is a log of meeting notes. Over the last twelve months, Newton has met with 701 companies internally and a further 325 companies externally. Dialogue with companies is essential to our stock selection process and meetings with companies generally concentrate on areas such as the appropriateness or viability of a strategy, product positioning and management structure.

8                                                         Responsible Investment

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Escalation - Despite a commitment to investing in well positioned companies, the process of monitoring, voting and dialogue will occasionally highlight areas of concern. Assuming that it is not in the best interests of our clients to dispose of the stock, our initial response would be to approach the company, its executive or non-executive directors as appropriate, or occasionally, its advisors. Assuming there is no resolution of our concerns, further meetings with the company or its advisors would be organized. We might also seek additional support from other investors. As a last resort, the tabling of resolutions at a General Meeting would be considered.


Circumstances of intervention - The wide range of circumstances surrounding the decision to intervene is highlighted by the log of engagement available to our clients. Concerns over remuneration packages are a regular feature in the log, as are board structure and management succession. Other situations include loss of confidence in a management, in its strategy or veracity. Acquisitions or disposals may also be an area for discussion, as are concerns over the quality of internal controls.


Voting - Newton aims to exercise all proxy voting rights in the UK and, where practicable, outside of the UK. Our voting procedures take note of investee companies' compliance with the core standards of the Combined Code and other guidelines outlined in this document. On any potential conflicts of interest, the advice of the voting services used is followed. A log of all votes cast is maintained and is available to clients.


Assessment of activism - Activism must be about the maintenance or enhancement of value for our clients. In its more mundane aspects, such as the exercise of voting rights on non-contentious issues,



its value may be difficult to assess. It may, however, express support for a management and its strategy, backing for a structure which protects shareholders rights, or approbation of a report which maintains or enhances good standards of behaviour.


In the escalation of activism, the benefits may become more tangible. In arguing or voting against an inappropriate remuneration package, the immediate benefits to the company, its profit & loss account and shareholders may not be material in themselves. Cumulatively, however, failure to control this area is likely to have a serious impact on management cultures and lead to escalating industry costs.


The most tangible areas of benefit from activism are likely to be in those situations where there is concern over strategy, an acquisition, the financial positioning of the company, the failure to tackle management problems or the like. In these situations, the decision to intervene, if selling the stock is not appropriate, is likely to be driven by a concern over the potential loss of value to our clients should the issue not be resolved. In these situations, calculation of value is likely to be similar to that undertaken for any other investment decision. However, like most investment decisions, the calculation of cost saving or value enhancement is likely to be, at least in part, subjective.


In our log of engagement, we have attempted, for certain situations, to place a value on the benefits of engagement. These values are subjective and are relative to the value identified by Newton at the time of investment.


Reporting on activism - A log of proxy voting and a log of engagement is available to clients, on request.

Responsible Investment                                                        9
[GRAPHIC OMITTED]



 Socially Responsible Investment


The Pensions Act 1995 requires pension fund trustees to prepare a Statement of Investment Principles (SIP). This statement should cover the nature of, and balance between, different kinds of investments to be held, attitude to risk, expected return and realization of investments.


The Occupational Pension Schemes Amendments Regulations 1999 requires trustees, additionally, to disclose in their Statement of Investment Principles the extent to which "social, environmental or ethical considerations are taken into account in the selection, retention and realization of investments".


Charities are also required, under the Trustees Act 2000, to have an investment policy statement. This may include an ethically or socially responsible investment policy in line with the charitable objectives of the organization.


Newton aims to optimize performance returns for its clients through investment in well managed companies. In Newton's view, responsibly managed companies are best placed to achieve sustainable competitive advantage and provide superior long-term investment opportunities.


Companies should ensure that internal practices and procedures observe all legal requirements and conform to best practice. This should help to protect the company and its shareholders from harmful publicity. In research into companies,

through   corporate   governance   considerations   and  during   meetings  with
managements, Newton is, as appropriate, mindful of practices and procedures in respect of social, ethical and environmental matters.


Active involvement - Newton chaired the Socially Responsible Investment Forum. This group, which included institutional shareholders, companies and consultants, drafted guidelines for reporting on social, environmental and ethical matters. These guidelines were adopted by the ABI and are shown in Appendix II. The SRI Forum was succeeded by the Responsible Investors' Network
(RIN). Newton was a founder member of this group. RIN has been involved in initiatives such as the Carbon Disclosure Project and transparency of payments to foreign governments by the extractive industries.


Social, environmental and ethical considerations are also taken into account when undertaking fundamental analysis. Our research analysts have access to the ABI's reports on company SEE statements and to the SEE company reports prepared by EIRIS. This combination of fundamental analysis complemented by acknowledgement of the importance of SEE considerations is a powerful tool in the selection of stocks with sustainable advantage.

10

Responsible Investment

--------------------------------------------------------------------------------


Voting policy and procedure

Voting - The level of institutional voting has received considerable attention being highlighted in the Myners' Review and also attracting considerable interest from the Government and other interested parties. Newton believes that it is important that institutions, as agents for their clients, participate in company meetings through the exercise of voting rights.


Voting in favour of a resolution expresses support for a management entrusted with creating value for our clients. Voting against an issue is the ultimate sanction of the shareholder or agent, short of selling the holding. However, the latter is not necessarily the most constructive method of exercising a role within good responsible investment. Newton rarely registers abstentions. These can give a confusing message to management.


Newton's Voting Policy and Procedures have been formulated by Investment Directors of Newton Investment Management. The operation of the Policy and Procedures is overseen by the Corporate Governance Officer and by a Client Services manager, who reports to the Chief Investment Officer.

Corporate Actions team - All voting resolutions are screened first by the Corporate Actions team.


All overseas resolutions are referred to the appropriate research analyst. The intention overseas is to exercise voting rights on all resolutions. However, this is subject to various constraints. For instance, in countries where share blocking is practised, voting will only be undertaken when the resolution is not in the shareholders' best interests and where restricting the ability to trade in the shares will not raise the danger of affecting adversely the value of our clients' portfolios.


For the UK, the Corporate Actions team determines which resolutions need to be referred to the research analysts. All EGM resolutions and contentious issues identified by the ABI Voting Issues Service are referred automatically to the research analysts.


Newton also maintains a "Refer List". The Refer List covers companies where our clients' combined holdings represent a significant proportion of the voting rights. All voting resolutions involving these companies are referred to the appropriate analyst.


Implementation of the Voting Policy and Procedures involves two main groups within Newton, the Corporate Actions team and the Research Analysts.

The Corporate Actions team deals with all other UK resolutions (non-contentious and non-Refer List) directly. In the case of UK companies covered by the ABI Voting Issues Service, where the resolution does not need to be referred to the analyst, Newton will vote in favour on behalf of its clients.

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11

-------------------------------------------------------------------------------

Research analysts - The research analysts, aided by the Corporate Governance Officer, review all resolutions referred to them by the Corporate Actions team. The analysts take into account all relevant factors, including the level of Newton clients' combined holdings and any public attention the issue has received. Where appropriate, companies or other interested parties will be approached for further detail. Our standard policy is to vote against all issues regarded as contentious by the ABI or ISS, or which breach our own guidelines. The action of voting against a resolution is, however, only likely to occur after a period of discussion between the company or its advisors, and Newton or its advisory services. Votes against a resolution are ratified by a senior research analyst, or the Chief Investment Officer, and acknowledged by the Head of Institutional Segregated Client Services.


Log - A detailed log of all voting by Newton, on behalf of its clients, is maintained.

 Ian Burger -
Associate Director of Investment Management


 Campbell Watterson -
 Director of Investment Management, Leader Investment Process

12

Responsible Investment

-------------------------------------------------------------------------------


Appendix I







 Principles and Practice for Long-term Incentive Schemes









Communication


 i)  A company's remuneration committee should consult its shareholders before proposing any new long-term incentive scheme, ii)  Any substantive amendments to a long-term incentive scheme should be disclosed in a company's report and accounts.


 Individual limits
 i)  All long-term incentive schemes should have a maximum annual limit on individual participation, where the face value of shares or cash committed is expressed as a multiple of basic salary.
 ii) Where the annual limit on individual participation in a plan issuing free shares (LTIP) exceeds 100% salary, this should be justified and supported by evidence as to its necessity.
 iii)The portion of any LTIP awards in excess of 100% salary should be subject to more demanding performance conditions.
 iv) Where the annual limit on individual participation in an executive share option scheme (ESOS) exceeds 200%
     salary, this should be justified and supported by evidence as to its necessity.
 v)  The portion of any ESOS grants in excess of 100% salary should be subject to more demanding performance conditions.

 Dilution limits
i)   Shares issued and commitments to issue new shares under all employee share schemes should not exceed an amount equivalent to 10% of the issued ordinary share capital of the company in any rolling 10-year period.
ii)  Shares issued and commitments to issue shares under any discretionary or executive scheme should not exceed an amount equivalent to 5% of the issued ordinary share capital of the company in any rolling 10-year period unless such excess is subject to more demanding performance conditions.


Phasing of awards
i)   Grants of share options and conditional awards under long term incentive schemes should be phased over time.
     This should remove any need for the re-pricing of share options.
ii)  Where possible, long term incentive schemes should employ staggered vesting of awards beyond three years.

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13

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 Performance conditions
 i)  The exercise of share options or vesting of LTIP awards should be subject to the achievement of challenging levels of performance, which are appropriate to the company.
 ii) The performance criteria and targets for any proposed scheme should be disclosed.
 iii)Any subsequent variation in performance criteria or targets should be clearly highlighted in the remuneration committee's report.
 iv) Any variation in performance criteria or targets, which increases the likelihood of awards vesting, should be approved by shareholders in advance.
 v)  For all LTIP awards and where the size of option grants exceeds 100% of basic salary per annum, performance conditions should be structured as sliding scales.
a)       For LTIPs, where relative total shareholder return (TSR) is used as a performance measure, the full award should be payable at top decile and no awards should vest for below-median performance.  Where earnings per share (EPS) growth targets or other measures are used, these should be no less demanding than the TSR vesting schedule outlined above.
b)       Share options should not be exercisable for
       below average EPS growth or below median
       TSR performance. For option grants above
       100% of basic salary, performance conditions
       should be structured using a sliding scale with
       higher option grants conditional on progressively more demanding performance targets. Where measures other than EPS or TSR are used, these should be no less demanding than the TSR vesting schedule outlined in a).

vi)  The period over which performance is measured should be at least three years.
vii) Re-testing of performance criteria should only occur under exceptional circumstances. Such re-testing should be limited in nature and justified with evidence as to its necessity.
viii)    The performance conditions required for the exercise of share options or vesting of LTIP awards under existing schemes should be disclosed in the annual report. Such disclosure should include the performance conditions for grants of share options that have become available for exercise during the past year, whether or not these have been exercised.


One-off grants
i)   Exceptionally, where it is deemed necessary to have a facility for granting one-off awards in excess of the annual limit, the circumstances under which they may be granted should be defined.
ii)  The granting of any such one-off award should be disclosed and justified with evidence as to its necessity in the company's next annual report.
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Appendix II



Association of British Insurers
 Disclosure guidelines on Social Responsibility


1.   Background   and   introduction   Public   interest  in  corporate   social
responsibility  has grown to the point where it seems helpful for  institutional shareholders to set out basic  disclosure  principles,  which will guide them in seeking to engage with companies in which they invest.


In drawing up guidelines for this purpose they are mindful of statements made at
multilateral  level  through  the  Guidelines  for  Multinational   Corporations
published in 2000 by the Organization for Economic  Cooperation and Development,
as well as by the European  Union and UK Government.  These,  coupled with legal disclosure  obligations  on UK pension  funds and local  authority  investments, point to clear  responsibilities  both for companies and for  institutions  that invest in them.


Institutional shareholders are also anxious to avoid unnecessary prescription or the imposition of costly burdens, which can unnecessarily restrict the ability of companies to generate returns. Indeed, by focusing on the need to identify and manage risks to the short and long-term value of the business from social, environmental and ethical matters, the guidelines highlight an opportunity to enhance value through appropriate response to these risks.


It is not the  intention  of these  guidelines  to set a limit on the  amount of information companies should provide on their response to social,  environmental
and  ethical  matters.   Some  shareholders  with  specific  ethical  investment
objectives may seek more specific information. Some companies may choose to make additional information available in order to enhance their appeal to investors.

The ABI hopes that in elaborating these guidelines it will provide a helpful basic benchmark for companies seeking to develop best practice in this area.


2. The Disclosure Guidelines The guidelines take the form of disclosures,  which institutions  would  expect  to see  included  in the  annual  report  of listed
companies.   Specifically   they  refer  to   disclosures   relating   to  Board
responsibilities and to policies, procedures and verification.


 With regard to the board, the company should state in its annual report whether:
1.1      The Board takes regular account of the significance of social, environmental and ethical (SEE) matters to the business of the company.
1.2      The Board has identified and assessed the significant risks to the company's short and long term value arising from SEE matters, as well as the opportunities to enhance value that may arise from an appropriate response.
1.3      The Board has received adequate information to make this assessment and that account is taken of SEE matters in the training of directors.
1.4      The Board has ensured that the company has in place effective systems for managing significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.


With regard to policies, procedures and verification, the annual report should:
2.1      Include information on SEE-related risks and opportunities that may significantly affect the company's short and long term value, and how they might impact on the business.
2.2      Describe the company's policies and procedures for managing risks to short and long term value arising from SEE matters. If the annual report and accounts states that the company has no
2.1

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15

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      such policies and procedures, the Board should provide reasons for their absence.
 2.3  Include information about the extent to which the company has complied with its policies and procedures for managing risks arising
      from SEE matters.
 2.4  Describe the procedures for verification of SEE disclosures.  The verification procedure should be such as to achieve a reasonable level of credibility.


Towards best practice
 Institutional shareholders consider that adherence to the principles outlined above will help companies to develop appropriate policies on corporate social responsibility. The principles should also provide a constructive basis for engagement between companies and their shareholders. Over time this will allow both parties jointly to develop a clear joint understanding of best practice in the handling of social environmental and ethical matters which will help preserve and enhance value. It is the intention of the ABI to continue regular contact with companies and stakeholders with a view to refining the concept of best practice.
Current understanding of best practice leads to the following conclusions and indications as to how the guidelines should operate:
1.     The guidelines are intended to apply to all companies, including small and medium companies. Shareholders recognise both that it may take time for smaller companies to put the appropriate procedures in place, and that even larger companies may not be in an immediate position to comply fully with the principles set out in the guidelines. In the first instance, though, and while the guidelines are still new, they would welcome a statement of intent to comply in the annual report.

2.    The cost of managing risks should be proportionate to their significance. Ideally, procedures should be integrated into existing management structures and systems.
3.    Statements relating to the guidelines should be made in the annual report, and not separately as part of the summary accounts or on a web site dedicated to social responsibility. In view of the close philosophical linkage between these guidelines and Turnbull reporting, it would make sense to include a brief statement in the Internal Control section of the annual report, although this would not preclude a cross reference to other parts of the report where more detailed disclosure of the type of risks involved and systems for managing those risks may also fit with other content.
4.    With regard to the implementation, shareholders are anxious to leave leeway for companies to establish their own systems best suited to their business. However, they believe that, with regard to clause 1.1, best practice would require the full Board to consider the issues on a regular basis, although some on-going detailed work might be delegated to a committee.
5.    Examples of initiatives for reducing and managing risks (see 1.4 and 2.2) include regular contact with stakeholders and mechanisms to ensure that appropriate standards are maintained in the supply chain.
      Evidence of such initiatives would be viewed positively by shareholders.
6.    Independent external verification of SEE disclosures would be regarded by shareholders as a highly significant advantage. Credible verification may also be achieved by other means, including internal audit.
      It would assist shareholders in their assessment of SEE policies if the reason for choosing a particular method of verification were explained in the annual report.
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Appendix 1
Questions on social, environmental and ethical matters In assessing compliance, investors are likely to seek from the annual report answers to the following questions:
1.       Has the company made any reference to social, environmental and ethical matters? If so, does the board take these regularly into account?
2.       Has the company identified and assessed significant risks and opportunities affecting its short and long term value arising from its handling of SEE matters?
3.       Does the company state that it has adequate information for identification and assessment?
4.       Are systems in place to manage the SEE risks?
5.       Are any remuneration incentives relating to the handling of SEE risks included in risk management systems?
6.       Does Directors' training include SEE matters?
7.       Does the company disclose significant short and long term risks and opportunities arising from SEE issues? If so, how many different risks/opportunities are identified?
8.       Are policies for managing risks to the company's value described?
9.       Are procedures for managing risk described? If not, are reasons for non-disclosure given?
10.      Does the Company report on the extent of its compliance with its policies and procedures?
11.      Are verification procedures described?

Appendix 2
 Questions for investment trusts
1.       Is the voting policy of the trust publicly available?
2.       Does the voting policy make reference to SEE matters?
3.       Is the manager encouraged actively to engage with companies to promote better SEE practice?
1.
A separate summary of proxy voting procedures, as required by the SEC, is available upon request.

[GRAPHIC OMITTED]

                              DEAN FAMILY OF FUNDS

PART C.  OTHER INFORMATION

Item 23.

(a) Agreement and Declaration of Trust, which was filed with the Commission on December 23, 1996 is hereby incorporated by reference.

(b) Amended and Restated Bylaws, which was filed with the Commission on July 31, 2002 is hereby incorporated by reference.

(c) The relevant portions of the Registrant's Agreement Declaration of Trust and Amended and Restated Bylaws are hereby incorporated by reference to the Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Registrant.

(d) (i) Advisory Agreement with C.H. Dean & Associates, Inc. for the Large Cap Fund, the Small Cap Fund and the Balanced Fund, which was filed with the Commission on December 23, 1996 is hereby incorporated by reference.

     (ii) Advisory Agreement with C.H. Dean & Associates, Inc. for the International Value Fund, which was filed with the Commission on July 15, 1998 is hereby incorporated by reference.

     (iii) Sub-Advisory Agreement with Newton Capital Management, Ltd., which was filed with the Commission on July 15, 1998 is hereby incorporated by reference.


(e) Underwriting Agreement with 2480 Securities LLC, which was filed with the Commission on December 23, 1996 is hereby incorporated by reference.

(f) Directors Deferred Compensation Plan, which was filed with the Commission on October 1, 1997 is hereby incorporated by reference.

(g) (i) Custody Agreement with US Bank, N.A., which was filed with the Commission on July 15, 1998 is hereby incorporated by reference.

     (ii) Custody Agreement with Boston Safe Deposit and Trust Company, which was filed with the Commission on July 29, 2003 is hereby incorporated by reference.


(h) (i) Mutual Fund Services Agreement with Unified Fund Services, Inc. is filed herewith.


     (ii) Expense Limitation Agreement with C.H. Dean & Associates, Inc. is filed herewith.

     (iii) Amendment No. 6 to the Expense Limitation Agreement with C.H. Dean & Associates, Inc. is filed herewith.

(i) Opinion and Consent of Counsel, which was filed with the Commission on March 25, 1997 is hereby incorporated by reference.

(j) Consent of Independent Auditors is to be filed by amendment.

(k) Inapplicable.

(l) Agreement Relating to Initial Capital, which was filed with the Commission on December 23, 1996 is hereby incorporated by reference.

(m) (i) Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares, which was filed with the Commission on December 23, 1996 is hereby incorporated by reference.

     (ii) Plan of Distribution Pursuant to Rule 12b-1 for Class C Shares, which was filed with the Commission on December 23, 1996 is hereby incorporated by reference.

(n) Rule 18f-3 Multi-Class Plan, which was filed with the Commission on March 25, 1997 is hereby incorporated by reference.

(o) Reserved.


(p) (i) Amended Code of Ethics and Insider Trading Policy of Dean Investment Associates, LLC, 2480 Securities LLC, and Dean Family of Funds is filed herewith.

     (ii) Amended Securities Trading Policy of Newton Capital Management Ltd. is to be filed by amendment.

     (iii) Code of Ethics of Dean Family of Funds Senior Officers, which was filed with the Commission on July 29, 2004 is hereby incorporated by reference.


Item 24. Persons Controlled by or Under Common Control with Registrant.

Chauncey H. Dean may be deemed to control the Large Cap Value Fund, the Balanced Fund and the International Fund because he owns of record and beneficially more than 25% of the Class A shares of those funds.

The Estate of Zada G. Dean may be deemed to control the Small Cap Value Fund because it owns of record and beneficially more than 25% of the Class A shares of that fund.

Wells Fargo Investments LLC may be deemed to control the International Fund because it owns of record and beneficially more than 25% of the Fund's Class C shares. Wells Fargo Investments LLC is a limited liability company organized under the laws of the State of Delaware. Wells Fargo Investments, LLC is wholly-owned subsidiary of Wells Fargo Investment Group, Inc. whose ultimate parent is Wells Fargo & Company.

Dean Investment Associates, LLC may be deemed to control the Funds as the investment adviser to the Funds. C.H. Dean & Associates, Inc. is the sole interest holder of Dean Investment Associates, LLC. Chauncey H. Dean may be deemed to control Dean Investment Associates, LLC and C.H. Dean & Associates, Inc. because he owns of record and beneficially more than 25% of the outstanding voting securities of C.H. Dean & Associates, Inc.


The following are subsidiaries of C.H. Dean & Associates,  Inc.,  parent of Dean
Investment  Associates,   LLC:  Dean  Financial  Services,   LLC;  Dean  Pension
Consultants, LLC; and Dean, von Schoeler, McBride, Inc.


Item 25. Indemnification

Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, C.H. Dean & Associates, Inc. ("Dean Investment Associates") and 2480 Securities LLC. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Advisory Agreements with Dean Investment Associates each provide that Dean Investment Associates shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the applicable Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust; provided, however, that such acts or omissions shall not have resulted from Dean Investment Associates' willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Dean Investment Associates in its actions under the appropriate Advisory Agreement or breach of its duty or of its obligations under the appropriate Advisory Agreement.

The Sub-Advisory Agreement with the Sub-Adviser provides that the Sub-Adviser shall give the International Value Fund the benefit of its best judgment and effort in rendering services under the Sub-Advisory Agreement, but that neither the Sub-Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the International Value Fund in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Trust may have which may not be waived under applicable law.

Item 26.  Business and Other Connections of the Investment Adviser


Dean Investment Associates is a registered investment adviser, providing investment advisory services to the Registrant. Dean Investment Associates, formerly C.H. Dean & Associates, Inc., has been engaged since 1973 in the business of providing investment advisory services to individual, institutional and corporate clients. For information concerning the business, vocation or employment of a substantial nature of the directors and officers of Dean Investment Associates, reference is hereby made to the Form ADV filed by it under the Investment Advisers Act of 1940 (file no. 801-9895).

The Sub-Adviser is a United Kingdom based investment advisory firm registered with the Securities and Exchange Commission. The Sub-Adviser is affiliated with Newton Investment Management Ltd., a United Kingdom based investment advisory firm that has been managing assets for institutional investors, mutual funds and individuals since 1977. For information concerning the business, vocation or employment of a substantial nature of the directors and officers of Newton Capital Management Ltd., reference is hereby made to the Form ADV filed by it under the Investment Advisers Act of 1940 (file no. 801-42114).


Item 27.  Principal Underwriters

(a)      Inapplicable.

(b) Information with respect to each director and officer of 2480 Securities LLC is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 (File No. 8-49648).


(a)      Inapplicable.


Item 28.  Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under will be maintained by the Registrant at its offices located at 2480 Kettering Tower, Dayton, Ohio 45423 as well as at the offices of the Registrant's transfer agent located at 431 N. Pennsylvania St., Indianapolis, IN 46204.

Item 29.  Management Services Not Discussed in Parts A or B

Inapplicable.

Item 30.  Undertakings

Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton, and State of Ohio, on the 27th day of May, 2005.

                                                              DEAN FAMILY OF FUNDS



                                                              By     /s/ Debra E. Rindler
                                                                     Debra E. Rindler, Secretary and Treasurer

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                                   Title                                       Date

/s/ Stephen M. Miller                                President                         May 27, 2005
Stephen M. Miller

/s/ Debra E. Rindler                                 Secretary and Treasurer           May 27, 2005
Debra E. Rindler

/s/ Sam B. Gould                                     Trustee                           May 27, 2005
/s/ Sam B. Gould*


/s/ Frank J. Perez                                   Trustee                           May 27, 2005
/s/ Frank J. Perez*


/s/ David J. Ponitz                                  Trustee                           May 27, 2005
/s/ David J. Ponitz*


/s/ Gilbert P. Williamson                            Trustee                           May 27, 2005
/s/ Gilbert P. Williamson*


*By    /s/ Carol J. Highsmith
      Carol J. Highsmith, Attorney-in-Fact
      May 27, 2005


                                  EXHIBIT INDEX


Description of Exhibit                                                                    Exhibit Number

Mutual Fund Services Agreement with Unified Fund Services, Inc.                           EX-99.23.h(i)

Expense Limitation Agreement                                                              EX-99.23.h(ii)

Amendment No. 6 to the Expense Limitation Agreement                                       EX-99.23.h(iii)

Amended Code of Ethics and Insider Trading Policy of Dean Investment Associates, LLC,     EX-99.23.p(i)
2480 Securities LLC and the Dean Family of Funds

